SCHEDULE 14A

   Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Citizens Funds on behalf of its series - Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Global Equity Fund, Citizens International Growth Fund, Citizens Income Fund and Citizens Money Market Fund

                (Name of Registrant as Specified In Its Charter)

                               Lea Anne Copenhefer
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1. Title of each class of securities to which transaction applies:

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    2. Aggregate number of securities to which transaction applies:

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    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    4. Proposed maximum aggregate value of transaction:

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    5. Total fee paid:

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[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1. Amount Previously Paid:

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    2. Form, Schedule or Registration Statement No.:

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    3. Filing Party:

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    4. Date Filed:

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

                          Citizens Core Growth Fund(SM)
                        Citizens Emerging Growth Fund(SM)
                     Citizens Small Cap Core Growth Fund(SM)
                         Citizens Global Equity Fund(SM)
                     Citizens International Growth Fund(SM)
                            Citizens Income Fund(SM)
                         Citizens Money Market Fund(SM)

                                230 Commerce Way
                                    Suite 300
                         Portsmouth, New Hampshire 03801

                                                                  March 26, 2001

Dear Shareholder:

         A Special Meeting of Shareholders of each of the Funds listed above will be held at The Charles Hotel, One Bennett Street, Harvard Square, Cambridge, Massachusetts, on Monday, May 21, 2001 at 8:30 a.m., Eastern Time.

Your participation at this Meeting is very important in order to accomplish proposed actions that your Board of Trustees has determined are fair and reasonable and in your best interests.

How Do I Vote?

         You are invited to attend and vote at the Meeting. If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card, or vote by telephone or fax or via the Internet. If the Funds do not receive your vote, our proxy solicitor, Alamo Direct Mail Services, Inc., may contact you to help you decide how to cast your vote.

Voting takes only a few minutes. Each shareholder's vote is important. Your prompt response will be much appreciated.

What Am I Asked to Vote On?

         Shareholders are being asked to elect six Trustees for the Funds. Shareholders also are being asked to vote on certain amendments to the Funds' Declaration of Trust, Management Agreement and Distribution Plan, and on changes to the Funds' investment restrictions.

         In addition, shareholders are being asked to authorize the selection of subadvisers by the Board of Trustees, and to approve the selection of the Funds' accountants.

         After you have voted on the proposals, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope or vote by telephone or fax or via the Internet. If you have any questions regarding the issues to be voted on, or need assistance in completing your proxy card, please contact our Shareholder Services Department at (800) 223-7010.

         We appreciate your participation in this important meeting. Thank you.

                                                    Sincerely,

                                                    /s/ John Shields
                                                    ---------------------------
                                                    John L. Shields
                                                    President

                                 Citizens Funds

                                230 Commerce Way
                                    Suite 300
                         Portsmouth, New Hampshire 03801
                            Telephone: (800) 223-7010

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS

                         To be held Monday, May 21, 2001

         A Special Meeting of Shareholders of each of the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Global Equity Fund, Citizens International Growth Fund, Citizens Income Fund and Citizens Money Market Fund will be held at The Charles Hotel, One Bennett Street, Harvard Square, Cambridge, Massachusetts, on Monday, May 21, 2001 at 8:30 a.m., Eastern Time, for the following purposes:

         ITEM 1. To elect Pablo S. Eisenberg, Martha S. Pope, John L. Shields, Judy Belk, Walter D. Bristol, Jr. and Jeannie H. Diefenderfer as Trustees of the Funds.

         ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

         ITEM 3. To be voted on by shareholders of each Fund other than the Citizens International Growth Fund: To vote on an Amended and Restated Management Agreement.

         ITEM 4. To be voted on by shareholders of Standard and Administrative Class shares of each Fund other than the Citizens International Growth Fund:
                  To vote on an Amended and Restated Distribution Plan.

         ITEM 5. To be voted on by shareholders of each Fund other than the Citizens International Growth Fund:
                  To vote on amending and removing certain fundamental investment policies of the Funds.

         ITEM 6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

         ITEM 7. To vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund.

         ITEM 8. To transact such other business as may properly come before the Meeting and any adjournments thereof.

         The Board of Trustees recommends that you approve each nominee for Trustee and vote in favor of each other Item.

         Shareholders of record on March 13, 2001 are entitled to vote at the Meeting and at any adjournments thereof.

                                                  John L. Shields, President

March 26, 2001

                          Citizens Core Growth Fund(SM)
                        Citizens Emerging Growth Fund(SM)
                     Citizens Small Cap Core Growth Fund(SM)
                         Citizens Global Equity Fund(SM)
                     Citizens International Growth Fund(SM)
                            Citizens Income Fund(SM)
                         Citizens Money Market Fund(SM)

                                230 Commerce Way
                                    Suite 300
                         Portsmouth, New Hampshire 03801
                            Telephone: (800) 223-7010

                                 PROXY STATEMENT

         This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Funds listed above for use at a Special Meeting of Shareholders of these Funds and at any adjournments thereof. The Meeting will be held at The Charles Hotel, One Bennett Street, Harvard Square, Cambridge, Massachusetts, on Monday, May 21, 2001 at 8:30 a.m., Eastern Time for the purposes set forth in the accompanying Notice of Special Meeting.

         This Proxy Statement and accompanying materials are being mailed by the Board of Trustees on or about March 26, 2001.

         Shareholders of record at the close of business on March 13, 2001 are entitled to vote at the Meeting and have one vote for each share held. As of the close of business on March 13, 2001 the following number of shares of each class of each Fund were outstanding:

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Fund:                                              Shares:
-----------------------------------------------------------------------
Citizens Core Growth Fund
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     Standard Class Shares                         21,879,445.421
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     Administrative Class Shares                       33,417.060
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     Institutional Class Shares                     6,997,808.644
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Citizens Emerging Growth Fund
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     Standard Class Shares                         17,973,308.910
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     Administrative Class Shares                      453,658.299
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     Institutional Class Shares                     1,126,254.312
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Citizens Small Cap Core Growth Fund
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     Standard Class Shares                          1,476,441.924
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Citizens Global Equity Fund
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     Standard Class Shares                         13,431,625.323
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     Administrative Class Shares                       66,005.633
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     Institutional Class Shares                       596,100.885
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Citizens International Growth Fund
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     Standard Class Shares                             96,059.150
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Citizens Income Fund
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     Standard Class Shares                          6,697,316.264
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Citizens Money Market Fund
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     Standard Class Shares                        119,071,024.482
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     Institutional Class Shares                    27,529,750.520
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

         The Funds' annual report for the fiscal year ended June 30, 2000, including audited financial statements, has previously been sent to shareholders and is available without charge by written request to Citizens Funds, Shareholder Services Department, 230 Commerce Way, Portsmouth, New Hampshire 03801, or by calling our Shareholder Services Department at (800) 223-7010.

                   Vote Required and Manner of Voting Proxies

         If the enclosed proxy is executed properly and returned, or if a proxy is properly authorized in accordance with the procedures for telephonic or Internet voting, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy.

         Shareholders of each Fund will vote separately with respect to each Item. Shareholders of the Citizens International Growth Fund will not vote on Items 3, 4 and 5, because that Fund already has adopted a management agreement, a distribution plan and fundamental policies in the forms proposed in those Items. Only shareholders of Standard and Administrative Class shares will vote on Item 4. If you do not give instructions, your shares will be voted "for" the matters listed in the accompanying Notice of Special Meeting of Shareholders and "for" any other matters deemed appropriate. If you return the enclosed form of proxy, you may nevertheless revoke your votes or instructions prior to their exercise by delivering a signed writing at the Meeting or by filing a signed writing with the Secretary of the Funds.

         You may vote your shares in writing, by executing the enclosed proxy card, or by telephone or via the Internet. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting.

         To vote via the Internet or by telephone, please access the web site or call the toll-free number listed on your proxy card or noted in the enclosed voting instructions. To vote via the Internet or by telephone you will need the "control number" that appears on your proxy card.

         The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. If you vote via the Internet, you may incur costs associated with electronic access providers and telephone companies.

         The following table summarizes the Funds voting on each Item:

    Item:                     Proposal:                        Applicable Funds:
      1     The election of Pablo S. Eisenberg, Martha S.      All
            Pope, John L. Shields, Judy Belk, Walter D.
            Bristol, Jr. and Jeannie H. Diefenderfer as
            Trustees of the Funds

      2     Authorizing the Trustees to adopt an Amended and   All
            Restated Declaration of Trust

      3     Approval of an Amended and Restated Management     All except Citizens
            Agreement                                          International Growth Fund

    Item:                     Proposal:                        Applicable Funds:
      4     Approval of an Amended and Restated                All (Standard and Administrative
            Distribution Plan                                  Class shares only) except Citizens
                                                               International Growth Fund

      5     Approval of amending and removing certain          All except Citizens
            fundamental investment policies of the Funds       International Growth Fund

                                                               Only shareholders of the
                                                               Citizens Core Growth Fund,
                                                               Citizens Global Equity Fund,
                                                               Citizens Income Fund and
                                                               Citizens Money Market Fund
                                                               will vote on Item 5.N.

                                                               Only shareholders of the
                                                               Citizens Money Market Fund
                                                               will vote on Item 5.O.

      6     Authorizing the Trustees to select and change      All
            investment subadvisers and enter into investment
            subadvisory agreements without obtaining the
            approval of shareholders

      7     Approval of the selection of                       All
            PricewaterhouseCoopers LLP as the independent
            certified public accountants for each Fund

         If the Funds do not receive sufficient votes to approve the proposed Items 1 through 7, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to Items 1 through 7 "for" the proposed adjournment, unless directed to disapprove the Item, in which case such shares will be voted "against" the proposed adjournment.

         With respect to each Fund, the presence in person or by proxy of the holders of one-third of the outstanding shares of that Fund entitled to vote is required to constitute a quorum for transacting business at the Meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. As a result, abstentions and broker "non-votes" will have no effect on the outcome of Item 1 and will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 2 through 7.

                               General Background

         The Funds are open-end management investment companies, or mutual funds, managed by Citizens Advisers, Inc. (referred to as Citizens Advisers). Each Fund is a series of Citizens Funds, a Massachusetts business trust (referred to as the Trust).

         At the Meeting, you will be asked to elect each of Pablo S. Eisenberg, Martha S. Pope, John L. Shields, Judy Belk, Walter D. Bristol, Jr. and Jeannie
H. Diefenderfer as a Trustee of the Funds. You also will be asked to approve amendments to the Funds' governing documents, as well as to the Management Agreement and Distribution Plan pertaining to each Fund other than the Citizens International Growth Fund. As discussed below, the amendments to the Declaration of Trust would provide for, among other things, dollar-weighted voting and would clarify the Funds' redemption procedures and procedures for amending the Declaration. The amendments to the Management Agreement would permit the Agreement, under certain circumstances, to be amended by the Trustees without a shareholder vote and would remove from the Agreement certain expense limitations relating to the Citizens Core Growth Fund, Citizens Global Equity Fund, Citizens Income Fund and Citizens Money Market Fund. The amendments to the Distribution Plan would permit the Funds to compensate, rather than merely reimburse, certain parties for providing distribution services to the Funds.

         You are being asked to approve changes to the fundamental policies for each Fund other than the Citizens International Growth Fund. These changes are intended to eliminate certain policies that the Trustees have found to be unnecessary or unduly restrictive. You also are being asked to authorize the Trustees to select and change subadvisers without shareholder approval and to ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for each Fund.

         Changes to the Declaration of Trust, proposed in Item 2 below, will not be adopted unless they are approved by the shareholders of all of the Funds. If the revised Declaration of Trust is not so approved, the current Declaration of Trust will remain in effect. In the event that the proposals below do not receive the requisite shareholder approval for any Fund, the Trustees will consider possible alternatives, which might include resubmission of the proposals for approval by shareholders of that Fund.

         ITEM 1. To elect Pablo S. Eisenberg, Martha S. Pope, John L. Shields, Judy Belk, Walter D. Bristol, Jr. and Jeannie H. Diefenderfer as Trustees of the Funds.

         At the Meeting, you will be asked to elect each of Pablo S. Eisenberg, Martha S. Pope, John L. Shields, Judy Belk, Walter D. Bristol, Jr. and Jeannie
H. Diefenderfer as a Trustee of the Funds. Mr. Eisenberg and Ms. Pope were appointed by the Board in December 1999 and currently serve as Trustees. Mr. Shields is the President of Citizens Advisers and of the Trust. He served as a Trustee of the Funds from September 1998 until November 2000. Ms. Belk and Mr. Bristol were appointed by the Funds' Board of Trustees in November 2000, subject to approval by the Funds' shareholders. Ms. Diefenderfer and Mr. Shields were appointed by the Funds' Board in February 2001, subject to approval by the Funds' Shareholders. The remaining Trustees were previously elected by shareholders. Mr. Eisenberg and Ms. Pope will continue to serve as Trustees whether or not shareholders of the Funds approve Item 1.

         The following information shows the Trustees, nominees for Trustee and the executive officers of the Funds and their principal occupations which, unless otherwise specified, are of more than five years duration, although the titles held may have varied during that period. Asterisks indicate those Trustees and officers who are "interested persons," as defined in the Investment Company Act of 1940, as amended (referred to as the 1940 Act), of the Funds.

--------------------------------------------------------------------------------------------------------------------
                                                                             Principal Occupation(s)
         Name and Age:                      Position:                        During Past 5 Years:
--------------------------------------------------------------------------------------------------------------------
Judy Belk                              Nominee for Trustee           Consultant to Philanthropic Organizations
48 years of age                                                      (since 2000);
                                                                     Vice President, Global Public Affairs,
                                                                     Levi Strauss & Co. (1998 to 2000);
                                                                     Vice President, Community Affairs,
                                                                     Levi Strauss & Co. (1992 to 1998)
--------------------------------------------------------------------------------------------------------------------
Walter D. Bristol, Jr.                 Nominee for Trustee           Executive Vice President for Corporate
50 years of age                                                      Operations and Chief Financial Officer,
                                                                     American Heart Association
                                                                     (since 1996);
                                                                     Vice President, Finance, American Heart
                                                                     Association (1990 to 1996)
--------------------------------------------------------------------------------------------------------------------
Jeannie H. Diefenderfer                Nominee for Trustee           Senior Vice President, Corporate Sourcing,
40 years of age                                                      Verizon Communications (since 1998);
                                                                     Executive Director, Equipment Installation,
                                                                     Bell Atlantic Network Services (1996 to 1998);
                                                                     New England Telephone, NYNEX (1984 to 1996)
--------------------------------------------------------------------------------------------------------------------
Pablo S. Eisenberg                     Trustee since 1999            Senior Fellow, Public Policy Institute,
68 years of age                                                      Georgetown University (since 1999);
                                                                     Executive Director for Community Change
                                                                     (1975 to 1998)
--------------------------------------------------------------------------------------------------------------------
Martha S. Pope                         Trustee since 1999            Senior Advisor for the Northern Ireland Peace
55 years of age                                                      Negotiations (January 1995 to July 1998);
                                                                     Secretary of the United States Senate
                                                                     (April 1994 to January 1995);
                                                                     Sergeant at Arms of the United States Senate
                                                                     (January 1991 to March 1994)
--------------------------------------------------------------------------------------------------------------------
John L. Shields                        Nominee for Trustee           President and Chief Executive Officer of
48 years of age                        President since 1998          Citizens Advisers (since September 1998);
                                                                     Trustee of Citizens Funds (1998 to 2000); Senior
                                                                     Consultant, Cerulli Associates, a mutual fund
                                                                     consulting firm (1995 to 1998)
--------------------------------------------------------------------------------------------------------------------
Sophia Collier*                        Trustee since 1991            Portfolio Manager, Citizens Funds
44 years of age                                                      (since 1995);
                                                                     Chair of the Board of Directors, Citizens
                                                                     Advisers (since 1991);
                                                                     President, Citizens Funds and Citizens
                                                                     Advisers (1991 to September 1998)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                             Principal Occupation(s)
         Name and Age:                      Position:                        During Past 5 Years:
--------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson*                   Trustee since 1997            Director, Eldorado Bancshares, Inc.
58 years of age                                                      (since 1997);
                                                                     President, M.A.J. Capital Management, Inc.
                                                                     (money management firm) (1994 to 1995); Senior
                                                                     Vice President of Corporate Finance, Student
                                                                     Loan Marketing Association (1987 to 1994)

--------------------------------------------------------------------------------------------------------------------
Azie Taylor Morton*                    Chair of the Board since      Investment adviser;
64 years of age                        1997 and Trustee since 1991   Consultant/Director of Marketing, GRW Capital
                                                                     Corporation (broker-dealer) (since 1992)
--------------------------------------------------------------------------------------------------------------------
Sean P. Driscoll                       Treasurer since 1999          Vice President of Fund Accounting and
35 years of age                                                      Compliance, Citizens Advisers (since November
                                                                     1998); Director of Fund Administration, State
                                                                     Street Bank and Trust Company (March 1998 to
                                                                     November 1998); Vice President of Compliance,
                                                                     Putnam Investments (January 1997 to March 1998);
                                                                     Fund Accountant and Director of Fund
                                                                     Administration, State Street Bank and Trust
                                                                     Company (1987 to 1997)
--------------------------------------------------------------------------------------------------------------------
Alaina Metz                            Assistant Secretary since     Chief Administrative Officer of BISYS Fund
33 years of age                        February 2001                 Services (since June 1995)
--------------------------------------------------------------------------------------------------------------------
John M. O'Brien                        Assistant Treasurer since     Vice President of Corporate Finance, Citizens
35 years of age                        1999                          Advisers (since October 1998); Services
                                                                     Manager, Bank Boston (January 1998 to
                                                                     October 1998);
                                                                     Business Manager, Fidelity Investments
                                                                     (October 1989 to January 1998)
--------------------------------------------------------------------------------------------------------------------
Stephen C. Schuyler                    Secretary since 2000          Vice President and General Counsel, Citizens
43 years of age                                                      Advisers (since January 2000);
                                                                     Vice President and Assistant Counsel State
                                                                     Street Bank and Trust (April 1998 to
                                                                     January 2000);
                                                                     Assistant Vice President, SEC Registration,
                                                                     Scudder Kemper, Inc. (April 1996 to
                                                                     April 1998)
                                                                     Attorney Adviser Securities and Exchange
                                                                     Commission (September 1995 to April 1996)
--------------------------------------------------------------------------------------------------------------------

         The following compensation table discloses the aggregate compensation from the Trust for services provided during the fiscal year ended June 30, 2000. None of the Trustees receive pension or retirement benefits or any other compensation beyond that listed below. Trustees were, however, reimbursed the costs of travel, meals and lodging associated with attendance at meetings.

          Name of Person and Position             Aggregate Compensation from
                                                         Citizens Funds

           Sophia Collier* - Trustee                             $0
               Lokelani Devone**                             $5,000
                Juliana Eades**                              $3,000
         Pablo S. Eisenberg - Trustee                        $7,000
            William D. Glenn Jr.**                           $5,000
         Mitchell A. Johnson - Trustee                       $7,500
         Azie Taylor Morton - Trustee                       $10,250
           Martha S. Pope - Trustee                          $7,625
                 Ada Sanchez**                              $12,000

         ----------------
         * Ms. Collier is an interested Trustee and received no compensation from Citizens Funds.

         ** Mss. Devone, Eades and Sanchez and Mr. Glenn are former
            Trustees of Citizens Funds.

         The Board of Trustees met 4 times during the period from July 1, 1999 to June 30, 2000. The Board has an Audit Committee, currently comprised of Pablo
S. Eisenberg and Martha S. Pope, neither of whom is an "interested person," as defined in the 1940 Act, of the Funds, Citizens Advisers, or the Funds' distributor. The Audit Committee met 2 times during the period from July 1, 1999 to June 30, 2000 to review the internal and external accounting procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve all significant services proposed to be performed by its independent certified public accountants and to consider the possible effect of such services on their independence. The Board has also created a standing Nominating Committee, currently comprised of each of the non-interested Trustees of the Funds. The Nominating Committee met four times during the period from July 1, 1999 to June 30, 2000 to consider nominees to the Board of Trustees. The Nominating Committee does not consider nominees recommended by shareholders. The Nominating Committee is comprised of the non-interested trustees of the funds. The committee conducted telephonic meetings throughout the year. In addition to conducting telephonic meetings, the Nominating Committee works through the year to identify and recruit additional independent trustee candidates for the board. Each Trustee attended at least 75% of all Board and applicable committee meetings.

         The Funds' Declaration of Trust provides that they will indemnify their Trustees and officers against all liabilities and expenses incurred or paid in connection with litigation in which they may be involved because of their offices with the Funds, unless a determination is made that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                                  Vote Required

         Election of each of Pablo S. Eisenberg, Martha S. Pope, John L. Shields, Judy Belk, Walter D. Bristol, Jr. and Jeannie H. Diefenderfer as a Trustee will require approval by a plurality of the votes cast at the Meeting.

         The Board of Trustees unanimously recommends that the shareholders of each Fund vote FOR the election of each nominee as a Trustee.

         ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust

         The Funds, like other mutual funds, are subject to comprehensive federal laws and regulations, and in particular, the 1940 Act. Every mutual fund is also subject to state law. The Funds are subject to Massachusetts law because they are series of an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. The Funds currently operate under such a declaration of trust.

         At the Meeting, you will be asked to authorize the Trustees to adopt the Amended and Restated Declaration of Trust appearing as Appendix A to this proxy statement (called, in this proxy statement, the Restated Declaration). The Restated Declaration amends the Funds' existing declaration of trust (called, in this proxy statement, the Existing Declaration) in its entirety. The Trustees have approved the Restated Declaration and unanimously recommend that you authorize the Trustees to adopt it.

         The Restated Declaration gives the Trustees more flexibility and broader authority to act than the Existing Declaration. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not remove any of the protections of federal law or alter the Trustees' existing fiduciary obligations to act with due care and in the shareholders' best interests. Before using any new flexibility that the Restated Declaration may afford, the Trustees must first consider the shareholders' interests and then act in accordance with those interests.

         You should note that the Funds' investments and investment policies will not change by virtue of the adoption of the Restated Declaration.

         The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself, which is attached as Appendix A to this proxy statement.

Significant Changes

         1. Dollar-Weighted Voting. The Restated Declaration provides that each shareholder of each Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote, except that the Trustees may, in conjunction with the establishment of any series or class of shares (subject to applicable law), establish conditions under which the series or classes have separate or no voting rights. This means that shareholders with larger investments will have more votes than shareholders with smaller investments. The Existing Declaration provides that each share of each Fund is entitled to one vote on each matter on which shares of that Fund are entitled to vote.

         Dollar-weighted voting is important when a fund is part of a trust that has more than one series. Because each Fund, as a series of the Trust, typically has a different share price than other Funds that are also series of the Trust, shareholders of a Fund with lower-priced shares may have more voting power than shareholders of a Fund with higher-priced shares. For example, if a Fund's shares are selling for $5.00 per share, a $1000 investment will purchase 200 shares of that Fund. If another Fund in the Trust has shares that are selling for $10.00 per share, that same $1000 investment will purchase only 100 shares of that Fund. The Existing Declaration gives one vote for each share owned. Therefore, under the Existing Declaration, when the shareholders of the Trust vote together as a single class, a shareholder of the first Fund has twice the vote of the shareholder of the second Fund, even though the economic interest of each shareholder is the same. The change to dollar-weighted voting would match a shareholder's economic interest in the Trust with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting powers.

         2. Reorganization and Termination. The Restated Declaration permits the Trustees, without shareholder approval, to change a Fund's form of organization, reorganize any Fund or class or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or to incorporate any Fund or class or the Trust as a whole as a newly created entity. The Restated Declaration also permits the Trustees to terminate any Fund or class or the Trust as a whole. The Existing Declaration requires shareholder approval to transfer all of the assets of any Fund (a reorganization would require such a transfer of assets), does not permit the termination of any Fund unless there are no shares of that Fund outstanding and does not explicitly permit the termination of any class.

         Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the Trust, a Fund or class to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a Fund to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize all or a portion of the Trust or any of its Funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the Trust and the Funds operate under the most appropriate form of organization.

         The Restated Declaration requires that shareholders receive written notification of any proposed reorganization transaction.

         The Restated Declaration does not permit the Trust or any Fund or class to merge with or sell its assets to another operating entity without first obtaining shareholder approval. However, it would permit a reorganization with a newly created entity without shareholder approval.

         In some cases it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a Fund or a class. For example, a Fund may have insufficient assets to invest effectively or may have excessively high expense levels because of insufficient assets or because of operational constraints; a class also may have excessively high expense levels. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the Fund or class is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval may, however, make it more difficult to complete the termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit Fund or class termination without incurring the costs and delays of a shareholder meeting.

         3. Future Amendments. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally have the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on certain mergers, consolidations and sales of assets, on any amendment required by law or the Trust's registration statement, and on any matter submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.

         4. Investment in Other Investment Companies. The Restated Declaration permits the Funds to invest in other investment companies to the extent not prohibited by the 1940 Act, and rules and regulations thereunder. Recent amendments to the 1940 Act permit mutual funds to invest their investable assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds. An investment structure where a fund invests all of its investable assets in a single investment company is sometimes referred to as a "master/feeder" structure. An investment structure where a fund invests its investable assets in more than one investment company is sometimes referred to as a "fund of funds" structure. These structures may permit operational efficiencies and economies of scale.

         The Restated Declaration will permit the Funds to take advantage of the recent changes in law, as well as any future changes in law or regulation on this topic. Under the Restated Declaration, the Trustees have the power to implement a master/feeder, fund of funds or other similar structure without seeking shareholder approval. While neither the Funds nor the Trustees have determined that implementing a master/feeder, fund of funds or other similar structure is appropriate at this time, the Trustees believe it could be in the best interest of the Funds to do so at a future date. No Fund would implement such a structure unless the Fund's investment restrictions permitted it to do so. The Funds' investment restrictions are addressed in Item 5 in this proxy statement.

         5. Redemption. The Restated Declaration permits the Trustees to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate. The Existing Declaration permits the Trustees to redeem shares only in certain limited circumstances. Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund (for example, in the case of a market timer). The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption.

Other Changes

         The Restated Declaration also changes the Existing Declaration as follows:

         1. The Restated Declaration permits the Funds to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law. For more information on this topic generally, see Item 6 in this proxy statement.

         2. The Restated Declaration provides that Trustees may be removed by the vote of a majority of the voting power of the outstanding shares of the Trust, and that Trustees may be removed at any time, with or without cause, by the vote of two-thirds of the remaining Trustees. Under the Trust's current By-Laws, Trustees could be removed by other Trustees only for cause.

         3. The Restated Declaration provides that the Trustees may act by majority written consent. The Restated Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Funds' affairs.

         4. The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may delegate authority to investment advisers and other agents, purchase insurance insuring Fund assets, employees, Trustees, and others, establish retirement plans for Trustees, officers, employees and others and invest Fund assets in all types of investments including derivatives.

         5. The Restated Declaration provides that the Trustees may adopt such bases and times for the determination of net asset value as they deem necessary or desirable from time to time. The Existing Declaration contains detailed procedures as to the time and manner of calculating net asset value.

         6. As a general matter, the Restated Declaration incorporates references to classes of shares where appropriate.

         7. The Restated Declaration provides that shareholders of all Funds generally will vote together on all matters except when the Trustees determine that only shareholders of particular Funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or class. The Existing Declaration provides that shares shall be voted by individual Funds except when required by law to be voted together.

         8. The Restated Declaration clarifies that except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality will elect a Trustee. When the holders of any Fund or class vote as a Fund or class, then a majority of the voting power of the shares of that Fund or class voted on the matter will decide that matter insofar as that Fund or class is concerned. Similar provisions formerly appeared in the Trust's By-Laws.

         9. The Restated Declaration provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The effect of this change may be to discourage suits brought against a Fund by shareholders. The Existing Declaration does not contain a corresponding provision.

         10. The Restated Declaration states that by becoming a shareholder of the Trust or any of its series each shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Restated Declaration. The Existing Declaration does not expressly contain a corresponding provision.

         11. The Restated Declaration provides that it may be amended by a majority shareholder vote or by the written consent, without a meeting, of the holders of shares representing not less than a majority of the voting power of the shares of the Trust. The Existing Declaration does not expressly provide for its amendment by written consent of the shareholders.

         12. The Restated Declaration explicitly allows the Trustees to effect mergers, reorganizations and similar transactions through any method approved by the Trustees, including share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, and exchange offers. No corresponding provision appears in the Existing Declaration.

                                  Vote Required

         The affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, is required for a Fund to approve the Restated Declaration. If the Restated Declaration is not approved by each Fund, the Existing Declaration will remain in effect.

         The Board of Trustees unanimously recommends that shareholders of each Fund vote FOR authorizing the Trustees to adopt the Amended and Restated Declaration of Trust.

         ITEM 3. To be voted on by shareholders of each Fund other than the Citizens International Growth Fund: To vote on an Amended and Restated Management Agreement.

         Currently, Citizens Advisers manages the assets of each of the Funds, other than the Citizens International Growth Fund, pursuant to a Management Agreement, dated June 1, 1992, restated as of January 19, 1997 (referred to as the Existing Management Agreement).

The Existing Management Agreement was last submitted to a vote of shareholders of the Funds on May 18, 1992. Subject to the terms of the Existing Management Agreement, Citizens Advisers is responsible for the investment management of each Fund, other than the Citizens International Growth Fund. The Existing Management Agreement states that Citizens Advisers may delegate some or all of its duties under the Agreement to one or more subadvisers. Citizens Advisers receives the following compensation under the Existing Management Agreement (expressed as a percentage of average net assets):

         ------------------------------------------------------------
         Fund (All Classes):                          Management Fee:
         ------------------------------------------------------------
         Citizens Core Growth Fund                        0.50%
         ------------------------------------------------------------
         Citizens Emerging Growth Fund                    1.00%
         ------------------------------------------------------------
         Citizens Small Cap Core Growth Fund              0.50%
         ------------------------------------------------------------
         Citizens Global Equity Fund                      1.00%
         ------------------------------------------------------------
         Citizens Income Fund                             0.65%
         ------------------------------------------------------------
         Citizens Money Market Fund                       0.35%
         ------------------------------------------------------------

         For the fiscal year ended June 30, 2000, Citizens Advisers received the following fees for providing advisory, administrative and shareholder services to the following Funds:

         ------------------------------------------------------------
         Fund:                                     Fee Paid to
                                                   Citizens Advisers:
         ------------------------------------------------------------
         Citizens Core Growth Fund                    $7,337,066
         ------------------------------------------------------------
         Citizens Emerging Growth Fund                $2,770,409
         ------------------------------------------------------------
         Citizens Small Cap Core Growth Fund             $14,018
         ------------------------------------------------------------
         Citizens Global Equity Fund                  $2,511,216
         ------------------------------------------------------------
         Citizens Income Fund                           $500,354
         ------------------------------------------------------------
         Citizens Money Market Fund                     $671,044
         ------------------------------------------------------------

         Citizens Advisers will continue to provide advisory, administrative and shareholder services to the Funds whether or not Item 3 is approved.

         The directors of Citizens Advisers and their principal occupations are listed in the table below. The address of each person listed below is 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801.

         ------------------------------------------------------------
         Name:               Position with   Principal Occupation:
                             Citizens
                             Advisers:
         ------------------------------------------------------------
         Sophia Collier      Director,       Trustee, Citizens Funds
                             Chair of        President, Northpoint
                             Board and       Technology, LTD
                             President       President, NPT, Inc.
         ------------------------------------------------------------
         John P. Dunfey      Director        Founder and Chairman,
                                             Dunfey Group
         ------------------------------------------------------------
         Candance R. Corvey  Director        Vice President, Finance
                                             and Administration,
                                             University of
                                             New Hampshire
         ------------------------------------------------------------
         Jane B. Newman      Director        Executive Dean,
                                             John F. Kennedy
                                             School of Government,
                                             Harvard University
         ------------------------------------------------------------

         Sophia Collier individually owns 60% of the outstanding stock and is Chair of the Board of Directors of Citizens Advisers. Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, as follows:
John F. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%).

            Proposed Amendments to the Existing Management Agreement

         You are being asked to approve the Amended and Restated Management Agreement set forth in Appendix B to this proxy statement (referred to as the Restated Management Agreement). The Restated Management Agreement amends and restates the Existing Management Agreement in its entirety. With certain limited exceptions, shareholder approval is required to amend the Existing Management Agreement. The Trustees have approved the Restated Management Agreement appearing in Appendix B, and recommend that shareholders authorize the Trustees to adopt it. Citizens Advisers manages the assets of the Citizens International Growth Fund pursuant to a management agreement that is substantially in the same form as the Restated Management Agreement.

         The principal differences between the Existing and Restated Management Agreements are summarized below, but shareholders should refer to Appendix B for the complete terms of the Restated Management Agreement. The description of the Restated Management Agreement set forth herein is qualified in its entirety by the provisions of the Restated Management Agreement as set forth in Appendix B.

                      Amendment of the Management Agreement

         The Existing Management Agreement states that the Agreement can be amended with respect to any Fund covered by the Agreement (referred to as a "Portfolio" in the Existing Agreement) by a vote of the holders of a majority (as defined in the 1940 Act) of the then issued and outstanding shares of beneficial interest of that Fund. The Funds propose that this provision be revised to state that the Management Agreement may be amended by the Trustees, without a shareholder vote, if permitted by the 1940 Act. Generally, the Securities and Exchange Commission has permitted management agreements to be amended without a shareholder vote if the advisory fees paid by shareholders under the agreements are not increased. The proposed change would give the Board of Trustees greater flexibility to address issues that may arise under the Management Agreement. Of course, the Trustees would remain obligated to act in the best interests of Fund shareholders.

         It is proposed that Section V. B. of the Existing Management Agreement be amended by deleting the words below that have been marked through and adding the italicized words:

         Revisions to this Agreement with respect to any Fund may be made only if such amendment is approved by the "vote of a majority of the outstanding voting securities" (as defined in the Act) of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the Act).

                          Removal of Expense Limitation

         The Existing Management Agreement currently provides that Citizens Advisers and any subadviser will reduce or eliminate its fee to be paid under the Agreement to the extent that the total expenses of certain Funds or share classes of certain Funds (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses such as litigation) exceed certain amounts. The expense limits reflected in the Existing Management Agreement are as follows:

         ------------------------------------------------------------
         Fund:                               Net Expenses:
         ------------------------------------------------------------
         Citizens Core Growth Fund,          0.83%
         Institutional Class shares
         ------------------------------------------------------------
         Citizens Global Equity Fund,        2.05%
         Standard Class Shares
         ------------------------------------------------------------
         Citizens Income Fund, Standard      1.45% of the first $100
         Class shares                        million of assets and
                                             1.25% thereafter
         ------------------------------------------------------------
         Citizens Money Market Fund,         1.50% of the first $40
         Standard Class shares               million of assets and 1%
                                             thereafter
         ------------------------------------------------------------

         The Funds propose to remove the following Section IV. B. from the Existing Management Agreement (and to remove Exhibit B which contains the expense limitations noted above):

         The Manager agrees to reduce or eliminate its fee to the extent that the total expenses of each Portfolio for any fiscal year (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses such as litigation) shall exceed the limits as detailed in Exhibit B. The payment of the management fee at the end of the month will be reduced or a refund will be made to the Trust so that at no time will there be any accrued but unpaid liabilities under this expense limitation.

         Citizens Advisers has contractually agreed, separate and apart from the Existing Management Agreement, that for the fiscal year ending June 30, 2001 it will waive fees and/or reimburse expenses (other than interest expenses, taxes, brokerage commissions and extraordinary expenses, such as litigation, that do not usually occur in the operations of a mutual fund) of each of the Funds listed below to the extent that total fees and expenses of a share class or Fund exceed the annualized limits of each share class or Fund's average net assets indicated in the following chart. Shareholders should note that the expense limits below are the same as or lower than the expense limits appearing in the Existing Management Agreement.

         ------------------------------------------------------------
         Fund:                                 Net Expenses:
         ------------------------------------------------------------
         Citizens Core Growth Fund
         ------------------------------------------------------------
           Standard Class shares               1.34%
           Administrative Class shares         0.94%
           Institutional Class Shares          0.68%
         ------------------------------------------------------------
         Citizens Emerging Growth Fund
         ------------------------------------------------------------
           Administrative Class shares         1.55%
           Institutional Class shares          1.30%
         ------------------------------------------------------------
         Citizens Small Cap Core Growth Fund
         ------------------------------------------------------------
           Standard Class shares               1.34%
         ------------------------------------------------------------
         Citizens Global Equity Fund
         ------------------------------------------------------------
           Standard Class shares               2.05%
         ------------------------------------------------------------

         ------------------------------------------------------------
         Fund:                                 Net Expenses:
         ------------------------------------------------------------
           Administrative Class shares         1.68%
           Institutional Class shares          1.39%
         ------------------------------------------------------------
         Citizens Income Fund
         ------------------------------------------------------------
           Standard Class shares               1.40% of the first
                                               $100 million of assets
                                               and 1.25% thereafter
         ------------------------------------------------------------
         Citizens Money Market Fund
         ------------------------------------------------------------
           Standard Class shares               1.50% of the first $40
                                               million of assets and
                                               1% thereafter
         ------------------------------------------------------------

         The Funds are proposing that the expense limits be removed from the Existing Management Agreement in order to provide ongoing flexibility to the Board of Trustees to negotiate appropriate expense limits with Citizens Advisers. The Trustees will still have the obligation to act in the best interests of shareholders of each Fund. Because of the current separate expense limits, removing the expense limits from the Existing Management Agreement will have no effect, at least through June 30, 2001, on the total expenses of the Funds. However, there can be no assurance that Citizens Advisers will extend the expense limits beyond June 30, 2001. In that case, the Trustees will act in the best interests of shareholders.

                  Obligations and Liability Under the Agreement

         It is proposed that the following paragraph be added to Section VI. of the Existing Management Agreement to clarify that the obligations and liabilities of each Fund that is a party to the Agreement only will be binding upon that Fund, and not upon any other Fund:

         Each party acknowledges and agrees that all obligations of each Fund are binding only with respect to that Fund; that any liability of a Fund under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of that Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

                     Information on Securities Transactions

         Citizens Advisers seeks to obtain for the Funds the best net price and the most favorable execution of orders. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services. In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, Citizens Advisers or a sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a Fund and/or the other accounts over which Citizens Advisers or a sub-adviser exercises investment discretion. Citizens Advisers or a sub-adviser may cause a Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Citizens Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which Citizens

Advisers or a sub-adviser has with respect to accounts over which they exercise investment discretion.

         Citizens Advisers will comply with Rule 17e-1 under the 1940 Act in regards to brokerage transactions with affiliates, to assure that commissions will be fair and reasonable to the shareholders. There have been no brokerage commissions paid to affiliated brokers during the past fiscal year.

                     The Evaluation By the Board of Trustees

         At a meeting on November 13, 2000 the Trustees of the Funds considered information with respect to whether each of the proposed amendments to the Existing Management Agreement and the adoption of the Restated Management Agreement were in the best interests of the Funds and their shareholders. The Board of Trustees considered, among other factors, the flexibility afforded by the proposed amendments, possible adverse effects on shareholders, the likelihood of the expense waivers and reimbursements being continued by Citizens Advisers and the level of services provided by Citizens Advisers to the Funds.

         Based upon its review, the Board of Trustees concluded that each of the proposed amendments to the Existing Management Agreement is reasonable, fair and in the best interests of each of the Funds covered by the Agreement and their respective shareholders, and that the expenses that may be paid by shareholders if the expense limits in the Existing Management Agreement are removed, as proposed in this Item 3, are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, unanimously approved each of the proposed amendments to the Existing Management Agreement and voted to recommend approval of the Restated Management Agreement by the shareholders of the appropriate Funds.

                                  Vote Required

         The affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, is required for approval of the Restated Management Agreement with respect to that Fund.

         The Board of Trustees unanimously recommends that the shareholders of each of the Funds vote FOR approval of the proposed Amended and Restated Management Agreement and to authorize the Trustees to adopt it.

         ITEM 4. To be voted on by shareholders of Standard and Administrative Class shares of each Fund other than the Citizens International Growth Fund: To vote on an Amended and Restated Distribution Plan.

         Each Fund has adopted a Distribution Plan pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 under that Act and has entered into a Distribution Agreement with Citizens Securities, Inc. (referred to as the Distributor), a wholly-owned subsidiary of Citizens Advisers. Citizens Securities serves as the distributor for each Fund's shares. The current Distribution Plan entered into by each of the Funds, other than the Citizens International Growth Fund, is referred to in this proxy statement as the Existing Distribution Plan. Citizens International Growth Fund has adopted a Distribution Plan that substantially is in the same form as the Plan being proposed to be adopted for the other Funds. The Existing Distribution Plan was last submitted to a vote of shareholders of the Funds on May 18, 1992. Pursuant to the Existing Distribution Plan, the Distributor is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. In addition, under the Existing Distribution Plan, the Distributor may pay broker-dealers and other service organizations that enter into written agreements with the Distributor for providing administration and distribution assistance to the Funds.

         Under the Existing Distribution Plan the Trust has agreed to reimburse the Distributor for distribution expenditures actually incurred by the Distributor and for fees paid to broker-dealers that have entered into agreements with the Distributor, pursuant to the Plan, up to a limit of 0.25% of average annual net assets of each Fund. Currently, the Distributor is not reimbursed for expenses under the Distribution Agreement for the Citizens Money Market Fund, although the Existing Distribution Plan permits fees for this Fund if authorized by the Board. The Trustees have no current intention to impose such fees on the Citizens Money Market Fund if Item 4 is approved. There is no provision under the Existing Distribution Plan for reimbursing the Distributor for expenditures on behalf of the Trust's Institutional Class shares. Currently, if and to the extent that the fee a Fund pays the Distributor as well as other payments the Fund makes are considered as indirectly financing any activity which is primarily intended to result in the sale of Fund shares, such payments are authorized under the Plan.

         For the fiscal year ended June 30, 2000, the Distributor was reimbursed the following amounts under the Existing Distribution Plan:

         -----------------------------------------------------------------------
         Fund:                                 Amount Paid      Amount Paid to
                                               to Distributor   Distributor
                                               Expressed in     Expressed as a
                                               Dollars:         Percentage of
                                                                Fund Average
                                                                Net Assets:
         -----------------------------------------------------------------------
         Citizens Core Growth Fund
         -----------------------------------------------------------------------
              Standard Class Shares              $1,594,553           0.25%
         -----------------------------------------------------------------------
              Administrative Class Shares*               $3           0.25%
         -----------------------------------------------------------------------
         Citizens Emerging Growth Fund
         -----------------------------------------------------------------------
              Standard Class Shares                $582,176           0.25%
         -----------------------------------------------------------------------
              Administrative Class Shares*               $2           0.25%
         -----------------------------------------------------------------------
         Citizens Small Cap Core Growth Fund
         -----------------------------------------------------------------------
              Standard Class Shares**                $5,041           0.25%
         -----------------------------------------------------------------------
         Citizens Global Equity Fund
         -----------------------------------------------------------------------
              Standard Class Shares                $543,890           0.25%
         -----------------------------------------------------------------------
              Administrative Class Shares*               $1           0.25%
         -----------------------------------------------------------------------
         Citizens Income Fund
         -----------------------------------------------------------------------
              Standard Class Shares                $156,080           0.25%
         -----------------------------------------------------------------------
         Citizens Money Market Fund
         -----------------------------------------------------------------------
              Standard Class Shares                $215,695           0.25%
         -----------------------------------------------------------------------

         ----------------------
         * For the period February 4, 2000 (commencement of operations) to June 30, 2000.
         ** For the period December 28, 1999 (commencement of operations) to June 30, 2000.

              Proposed Amendments to the Existing Distribution Plan

         You are being asked to approve the Amended and Restated Distribution Plan set forth in Appendix C to this proxy statement (referred to as the Restated Distribution Plan). The Restated Distribution Plan amends and restates the Existing Distribution Plan in its entirety. The Existing Distribution Plan may not be amended to increase materially the amount of payments to be made under the Plan without shareholder approval. The Trustees have approved the Restated Distribution Plan appearing in Appendix C, and recommend that shareholders authorize the Trustees to adopt it.

         The Funds propose to amend the Existing Distribution Plan to allow for compensation (as opposed to reimbursement for actual expenses incurred) in an amount equal to 0.25% of average annual net assets for Standard Class shares and Administrative Class shares of each Fund that is subject to the Plan offering the same, and to permit the Fund to make payments directly to certain broker-dealers that provide distribution or administrative services to the Funds. The Funds also propose to clarify that amounts paid under the Distribution Plan are to be calculated on a Fund-by-Fund and class-by-class basis. These changes are summarized below, but shareholders should refer to Appendix C for the complete terms of the Restated Distribution Plan. The description of the Restated Distribution Plan set forth herein is qualified in its entirety by the provisions of the Restated Distribution Plan as set forth in Appendix C.

         If this Item 4 is approved, it is possible that shareholders of a Fund may pay higher distribution fees than under the Existing Distribution Plan. For example, if actual expenses incurred by the Distributor and other broker-dealers with respect to a class of shares of a Fund were less than 0.25% of that class' average annual net assets, under the Existing Distribution Plan the class would pay that lesser amount actually incurred by the Distributor; under the Restated Distribution Plan, the class would pay 0.25% of its average annual net assets to the Distributor or others, regardless of actual expenses incurred. However, actual expenses always have exceeded 0.25% of the average annual net assets of each class of each Fund's shares, and therefore, the Funds have been paying this amount to the Distributor under the Plan.

         The Funds also propose to amend the Existing Distribution Plan to permit payments to be made to the Distributor and directly to broker-dealers and other persons or entities who provide distribution or administration services to the Funds pursuant to written agreements. This would be administratively more convenient for both the Funds and the Distributor. The Existing Distribution Agreement permits the Distributor to make payments to broker-dealers and others who provide services to the Funds and states that the Funds may reimburse the Distributor for such payments up to a specified amount.

         The Restated Distribution Plan clarifies that payments may be made for the provision of (i) distribution services, (ii) services in respect of the sale of shares of a Fund, (iii) advertising, marketing or other promotional activity, and (iv) preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust and for the provision of personal service and/or the maintenance of shareholder accounts.

         Also, the Restated Distribution Plan enumerates certain expenses, such as organization costs of each Fund, compensation of Trustees, governmental fees, and taxes, which may be paid by the Trust, but which are not subject to the limits on expenditures under the Plan. The Restated Distribution Plan states that the investment manager to a Fund may use its management fee revenues as well as other profits or revenues, to make payments to the Distributor or other parties with respect to any expenses incurred in connection with the distribution of the shares of the Funds, and that any distributor, shareholder servicing agent or service agent may use its past profits or other resources to make payments with respect to the distribution of the shares of a Fund, and any such payments are not subject to the expenditure limitations set forth in the Plan.

                                  Vote Required

         The affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, is required for approval of the Restated Distribution Plan with respect to that Fund.

         The Board of Trustees unanimously recommends that the shareholders of each of the Funds vote FOR approval of the proposed Amended and Restated Distribution Plan.

         ITEM 5. To be voted on by shareholders of each Fund other than the Citizens International Growth Fund: To vote on amending and removing certain fundamental investment policies of the Funds.

         Each Fund has adopted certain fundamental investment policies which, as a matter of law, cannot be changed without shareholder approval. The Funds, other than the Citizens International Growth Fund, propose to remove or amend certain provisions that the Funds consider to be unnecessary or unduly restrictive. The Citizens International Growth Fund already has adopted the fundamental policies proposed in this Item 5. If the proposed changes are approved by shareholders, the Funds will continue to be managed as described in their current prospectus and statement of additional information.

A.       Investment Objectives.

         The Funds propose to remove their fundamental policy stating that a Fund may not change its investment objective without approval of a majority of the outstanding shares of that Fund. If this policy is removed, the Funds will be able to change their objectives without shareholder approval; however, any change in objective would continue to be subject to approval by the Board of Trustees. The Funds will undertake to give shareholders written notice of any change in investment objective.

B.       Lending.

         Another fundamental policy that the Funds propose to amend concerns each Fund's ability to make loans to other persons. The Funds currently are prohibited from making loans other than pursuant to repurchase agreements. The amendments would prohibit the Funds from making loans only if such loans are specifically prohibited by the 1940 Act or rules or regulations thereunder.

C.       Issuance of Senior Securities.

         The Funds propose to amend their fundamental policy regarding issuing senior securities to state that the Funds may not issue senior securities if such issuance is specifically prohibited by the 1940 Act or the rules and regulations thereunder. The current policy, which is more restrictive than what is required under applicable law, prohibits each Fund from issuing senior securities.

D.       Borrowing.

         Similarly, the Funds propose to amend their fundamental policy regarding borrowing to state that the Funds may not borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations thereunder. The current policy limits borrowings, and the pledging of assets to secure those borrowings, to 10% of each Fund's total assets. This policy is more restrictive than what is required under applicable law.

E.       Investments in a Single Issuer.

         The Funds propose to remove the fundamental policy that restricts investments by a Fund, and by the Trust as a whole, in any one issuer to 10% of the issuer's outstanding voting securities. The Funds also propose to remove the fundamental policy that restricts a Fund, with respect to 75% of its assets, from investing more than 5% of its assets in any one company. Under the 1940 Act, a mutual fund that is "diversified" may not, as to 75% of its total assets, hold more than 10% of an issuer's outstanding voting securities or invest more than 5% of its assets in any one issuer. The Funds are "diversified" funds, and cannot elect to be treated as non-diversified without shareholder approval. The investment restriction that limits a single Fund's and the entire Trust's investments in any one issuer to 10% of the issuer's outstanding voting securities is more restrictive than the 1940 Act requires. The Funds believe that the additional restrictions are unnecessary. The Funds also believe that it is unnecessary to have fundamental restrictions that repeat what the 1940 Act requires. Accordingly, the Funds propose to delete these investment restrictions.

F.       Underwriting Securities.

         As discussed in Item 2, above, the 1940 Act permits mutual funds to invest their investable assets in one or more investment companies so long as certain conditions are met. In order to take advantage of the flexibility of current and future applicable law and regulation, it is proposed that the Funds amend their fundamental policy pertaining to underwriting securities to permit each Fund to invest in one or more investment companies. The Funds have no current intention to invest all or substantially all of their assets in other investment companies at this time. However, the Funds may invest a more limited amount of their assets in other investment companies.

G.       Concentration.

         The Funds propose to amend their policy restricting concentration in any one industry to 25% of each Fund's total assets to specify that the restriction does not apply to positions in futures contracts.

H.       Real Estate, Oil, Gas and Mineral Interests.

         The Funds propose to combine their policies regarding investment in real estate, real estate limited partnerships, and interests in oil, gas or mineral leases. The proposed policy would clarify that each Fund may hold and sell real estate acquired as a result of the ownership of securities by the Fund.

I.       Investments in Illiquid Securities.

         The Funds also propose to remove language from the fundamental policies regarding the Funds' investments in illiquid securities. This fundamental policy will be replaced with a non-fundamental policy that may be amended by the Trustees, without a shareholder vote. However, this non-fundamental policy will permit up to 15%, rather than 10%, of the net assets of each Fund (other than the Citizens Money Market Fund) to be invested in illiquid securities. The Citizens Money Market Fund will continue to be permitted to invest up to 10% of its net assets in illiquid securities.

The Funds also are proposing to remove fundamental policies concerning:

J.       Lending Securities.

K. Investing for the Purpose of Exercising Control or Management of Other Companies.

L. Buying or Holding Securities Owned by the Funds' Trustees or Officers or Directors or Officers of Citizens Funds.

M.       Participating in a Trading Account in Securities.

N. Investing in Companies that Have Been in Operation for Less than Three Years - Citizens Core Growth Fund, Citizens Global Equity Fund, Citizens Income Fund and the Citizens Money Market Fund Only.

The language in items J. through N. above is not required by law and the Funds believe that it unduly restricts the Funds' investments.

O.       Money Market Securities - Citizens Money Market Fund Only.

         With respect to the Citizens Money Market Fund, the Funds propose to remove the restriction that states that the Money Market Fund may not buy securities other than money market securities. Even though this language will be removed from the fundamental investment policies, the Citizens Money Market Fund will continue to invest only in money market instruments, as discussed in the Fund's prospectus and statement of additional information.

         To give effect to these amendments, it is proposed that each of the fundamental investment policies listed in Appendix D be amended as indicated in that Appendix.

         The Trustees believe that these proposed amendments to the fundamental investment policies are in the best interests of the shareholders of each Fund.

                                  Vote Required

         Because the investment policies are fundamental policies of each Fund, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, is required to approve a change to the fundamental policies with respect to that Fund. Approval of any of the proposed changes to the fundamental policies listed above with respect to any Fund is not conditioned on approval of any other proposed change.

         The Board of Trustees unanimously recommends that the shareholders of each Fund vote for approval of the proposed amendments to the Funds' fundamental investment policies.

         ITEM 6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

         Citizens Advisers currently employs subadvisers for the Citizens Emerging Growth Fund, Citizens Global Equity Fund and Citizens International Growth Fund. Seneca Capital Management LLC, a registered investment adviser, has served as the subadviser for the Citizens Emerging Growth Fund since the Fund commenced operations in 1994. Clemente Capital, Inc., a registered investment adviser, has served as the subadviser for the Citizens Global Equity Fund since February 8, 1994, and for the Citizens International Growth Fund since December 20, 2000. These subadvisers perform the daily management of the assets of such Funds. Citizens Advisers monitors and supervises the activities of the subadvisers, and may terminate the services of any subadviser at any time. However, retaining the services of a new subadviser, and retaining the services of a replacement subadviser for longer than an interim period, currently require approval of the applicable Fund's shareholders.

         Citizens Advisers itself currently manages the assets of Citizens Core Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Income Fund and Citizens Money Market Fund, but Citizens Advisers may decide in the future that it may be in the best interests of Fund shareholders if one or more subadvisers are hired. Retaining the services of a subadviser, and replacing that subadviser, would require Fund shareholder approval.

         The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement would apply to the appointment of a new or replacement subadviser to any Fund. (There is an exception to this requirement that permits, under certain circumstances, entities to serve as replacement investment advisers or subadvisers for an interim period without shareholder approval if their contracts have been approved by fund trustees.) The Securities and Exchange Commission has previously granted exemptions from these shareholder vote requirements provided that certain conditions are satisfied. If the Funds were to obtain similar exemptive relief and this proposed Item 6 is approved, the Board of Trustees would be able, without further shareholder approval, to appoint additional or replacement subadvisers. The Trustees would not, however, be able to replace Citizens Advisers as investment manager without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory contracts. The Funds have not yet applied for this exemptive relief, and there is no assurance that the Funds would receive such relief.

         This Item 6 is intended to facilitate the efficient supervision and management of the Funds by Citizens Advisers and the Trustees, and to give Citizens Advisers flexibility in managing the Funds in the future. Citizens Advisers continuously monitors the performance of the subadvisers and may from time to time recommend that the Board of Trustees replace one or more subadvisers or appoint additional subadvisers, depending on Citizens Advisers' assessment of what combination of subadvisers it believes will optimize each Fund's chances of achieving its investment objective. Citizens Advisers currently is required to obtain shareholder approval to add or replace a subadviser. If the Funds were to obtain exemptive relief and shareholders were to approve this proposed Item 6, the Trustees would no longer be required to call a Fund shareholder meeting each time a new subadviser is appointed.

         Shareholder meetings entail substantial costs which could diminish the benefits of the current subadvisory arrangements. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement subadvisers. However, even in the absence of shareholder approval, any proposal to add or replace subadvisers would receive careful review. First, Citizens Advisers would assess a Fund's needs and, if it believed additional or replacement subadvisers could benefit the Fund, would search for available investment subadvisers. Second, any recommendations made by Citizens Advisers would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act. In selecting any new or replacement subadvisers, the Trustees are required to determine that an investment management agreement with the subadviser is reasonable, fair and in the best interests of a fund and its shareholders, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement subadvisers would have to comply with any conditions contained in the Securities and Exchange Commission exemptive order, if such order is granted.

         The Trustees believe that the proposed authority to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders is in the best interests of the shareholders of each Fund.

                                  Vote Required

         The affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, is required for approval of this proposal with respect to that Fund.

         The Board of Trustees unanimously recommends that the shareholders of each Fund vote FOR authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

         ITEM 7. To vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund.

         It is intended that proxies cast by each Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees of the Funds who are not "interested persons" (as that term is defined in the 1940 Act) of the Funds, of PricewaterhouseCoopers LLP under Section 32(a) of the 1940 Act as independent public accountants, to certify every financial statement of each Fund required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year of the Fund ending June 30, 2001.

         PricewaterhouseCoopers LLP has served as the Funds' independent certified public accountants since July 13, 1998, providing audit services and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

         Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.

                                  Vote Required

         Approval of this proposal with respect to a Fund will require approval by the holders of a majority of the outstanding shares of that Fund which are present at the Meeting in person or by proxy.

         The Board of Trustees unanimously recommends that the shareholders of each Fund vote FOR approval of PricewaterhouseCoopers LLP as independent certified public accountants for each Fund.

         ITEM 8. To transact such other business as may properly come before the Meeting and any adjournments thereof.

         The management of the Funds knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                                   ACCOUNTANTS

                                   Audit Fees

         For the fiscal year ended June 30, 2000, the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Funds' annual financial statements and the review of interim financial statements were as follows:

         ------------------------------------------------------------
         Citizens Core Growth Fund                         $89,444
         ------------------------------------------------------------
         Citizens Emerging Growth Fund                     $42,683
         ------------------------------------------------------------
         Citizens Small Cap Core Growth Fund                $1,047
         ------------------------------------------------------------
         Citizens Global Equity Fund                       $38,012
         ------------------------------------------------------------
         Citizens International Growth Fund                     $0
         ------------------------------------------------------------
         Citizens Income Fund                               $6,672
         ------------------------------------------------------------
         Citizens Money Market Fund                        $14,823
         ------------------------------------------------------------

          Financial Information Systems Design And Implementation Fees

         For the fiscal year ended June 30, 2000, the Funds, Citizens Advisers and Citizens Securities, Inc. did not pay any fees to PricewaterhouseCoopers LLP for financial information systems design and implementation.

                                 All Other Fees

         For the fiscal year ended June 30, 2000, the aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services provided to the Funds, Citizens Advisers and Citizens Securities, Inc. (other than financial information systems design and implementation), including tax-related services, were as follows:

         ------------------------------------------------------------
         Citizens Core Growth Fund                         $633
         ------------------------------------------------------------
         Citizens Emerging Growth Fund                     $633
         ------------------------------------------------------------
         Citizens Small Cap Core Growth Fund               $633
         ------------------------------------------------------------
         Citizens Global Equity Fund                       $633
         ------------------------------------------------------------
         Citizens International Growth Fund                  $0
         ------------------------------------------------------------
         Citizens Income Fund                              $633
         ------------------------------------------------------------
         Citizens Money Market Fund                        $633
         ------------------------------------------------------------
         Citizens Advisers, Inc.                        $29,008
         ------------------------------------------------------------
         Citizens Securities, Inc.                           $0
         ------------------------------------------------------------

                         Audit Committee Determinations

         The Audit Committee of the Funds has considered whether the provision by PricewaterhouseCoopers LLP of financial information systems design and implementation and other non-audit services is compatible with maintaining PricewaterhouseCoopers LLP's independence.

                          INTERESTS OF CERTAIN PERSONS

         As of February 27, 2001, the Trustees and officers of the Funds, individually and as a group, owned beneficially or had the right to vote the following outstanding shares of the Citizens Small Cap Core Growth Fund - Standard Shares:

                                                      Amount of
Name of                                               Beneficial    Percent
Beneficial Owner                                      Ownership     of Shares
----------------                                      ---------     ---------

Sophia Collier . . . . . . . . . . . . . . . . . . .  91,789.210      6.33%
Sean Driscoll  . . . . . . . . . . . . . . . . . . .     520.65          *
Stephen Schuyler . . . . . . . . . . . . . . . . . .     310.93          *
John L. Shields  . . . . . . . . . . . . . . . . . .     487.71          *
Total  . . . . . . . . . . . . . . . . . . . . . . .  93,108.50       6.42%

---------------------
* Indicates ownership of less than 1% of the class of shares of the Fund.

         As of February 27, 2001, no Trustee or officer of the Funds owned beneficially or had the right to vote 1% or more of the outstanding shares of any class of shares of any Fund, other than the Citizens Small Cap Core Growth Fund - Standard Shares, as noted above. As of the same date, the Trustees and officers of the Funds, as a group, owned less than 1% of the outstanding shares of each class of each Fund, other than the Citizens Small Cap Core Growth Fund - Standard Shares.

         As of February 27, 2001, to the best knowledge of the Funds, the following persons beneficially owned 5% or more of the outstanding shares of the
Funds:

----------------------------------------------------------------------------------------------------------
Fund and Class of Shares:      Name and Address of Beneficial Owner:          Amount of         Percent
                                                                              Beneficial        of Class:
                                                                              Ownership:
----------------------------------------------------------------------------------------------------------
Citizens Money Market Fund -   Bankers Trust Co. of Cattee                    9,494,932.900     36.07%
Institutional Class Shares     34 Exchange Pl.
                               Jersey City, NJ  07302
----------------------------------------------------------------------------------------------------------
                               Golden Gate Council                            1,719,318.410      6.53%
                               425 Dividadero Ste. 307
                               San Francisco, CA 94117
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Citizens International Growth  Citizens Advisers                                 50,000.00      54.10%
Fund - Standard Class Shares   230 Commerce Way Ste. 300
                               Portsmouth, NH 03801
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Citizens Income Fund -         Charles Schwab & Co. Inc.                        915,934.480     14.18%
Standard Class Shares          101 Montgomery Street
                               San Francisco, CA 94104
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Fund and Class of Shares:      Name and Address of Beneficial Owner:          Amount of         Percent
                                                                              Beneficial        of Class:
                                                                              Ownership:
----------------------------------------------------------------------------------------------------------
Citizens Emerging Growth Fund  Charles Schwab & Co. Inc.                      4,019,106.540     22.06%
- Standard Class Shares        101 Montgomery Street
                               San Francisco, CA 94104
----------------------------------------------------------------------------------------------------------
                               National Financial Service Corp.               1,470,277.190      8.01%
                               1 World Financial Ctr.
                               New York, NY 10281
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Citizens Emerging Growth Fund  DBTCO                                            390,214.500     34.85%
- Institutional Class Shares   1398 Central Ave
                               Dubuque, IA 52004
----------------------------------------------------------------------------------------------------------
                               Northern Trust                                   307,050.840     27.43%
                               PO Box 92956
                               Chicago, IL 60675
----------------------------------------------------------------------------------------------------------
                               US Bank National Association                     114,678.890     10.24%
                               PO Box 64010
                               Saint Paul, MN 55164
----------------------------------------------------------------------------------------------------------
                               National Financial Service Corp.                  95,044.260      8.49%
                               1 World Financial Ctr
                               New York, NY 10281
----------------------------------------------------------------------------------------------------------
                               WEA Tax Sheltered Annuity Trust                   79,812.040      7.13%
                               45 Nob Hill Rd
                               Madison, WI 53713
----------------------------------------------------------------------------------------------------------
Citizens Emerging Growth Fund  Adam Hochschild - HKH Foundation                 192,058.450     44.48%
- Administrative Class Shares  477 Madison Ave
                               New York, NY 10022
----------------------------------------------------------------------------------------------------------
                               Aetna Trust Company FSB                           90,726.770     21.01%
                               151 Farmington Ave
                               Hartford, CT 06156
----------------------------------------------------------------------------------------------------------
                               Alene Hochschild                                  28,884.530      6.69%
                               477 Madison Ave
                               New York, NY 10022
----------------------------------------------------------------------------------------------------------
                               Chase Manhattan Bank -                            26,274.750      6.08%
                               National Wholesale Druggists Assoc.
                               One Chase Square
                               Rochester, NY 14643
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Citizens Global Equity Fund -  Charles Schwab & Co., Inc.                     6,893,325.050     50.86%
Standard Class Shares          101 Montgomery St
                               San Francisco, CA 94104
----------------------------------------------------------------------------------------------------------
                               National Financial Service Corp.               1,533,019.940     11.31%
                               1 World Financial Ctr
                               New York, NY 10281
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Fund and Class of Shares:      Name and Address of Beneficial Owner:       Amount of         Percent
                                                                           Beneficial        of Class:
                                                                           Ownership:
----------------------------------------------------------------------------------------------------------
Citizens Global Equity Fund -  Caroline & Sigmund Schott Foundation        150,836.240        26.40%
Institutional Class Shares     678 Massachusetts Ave
                               Ste 301
                               Cambridge, MA 02139
----------------------------------------------------------------------------------------------------------
                               Northern Trust - Donnelley Foundation       111,852.940        19.58%
                               PO Box 92956
                               Chicago, IL 60675
----------------------------------------------------------------------------------------------------------
                               DR Phillips, Inc.                            93,979.690        16.45%
                               60 West Robinson Street
                               Orlando, Fl 32801
----------------------------------------------------------------------------------------------------------
                               Charles Schwab & Co., Inc.                   76,926.420        13.46%
                               101 Montgomery Street
                               San Francisco, CA 94104
----------------------------------------------------------------------------------------------------------
                               National Financial Service Corp.             54,159.340         9.48%
                               1 World Financial Ctr
                               New York, NY 10281
----------------------------------------------------------------------------------------------------------
                               WEA Tax Sheltered Annuity Trust              38,679.810         6.77%
                               45 Nob Hill Rd
                               Madison, WI 53713
----------------------------------------------------------------------------------------------------------
                               Wachovia Securities, Inc.                    38,229.680         6.69%
                               PO Box 1220
                               Charlotte, NC 28201
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Citizens Global Equity Fund -  Fleet National Bank -                        31,172.720        48.23%
Administrative Class Shares    Trustee of Aetna
                               151 Farmington Ave #TN41
                               Hartford, CT 06156
----------------------------------------------------------------------------------------------------------
                               Chase Manhattan Bank -                       15,247.410        23.59%
                               National Wholesale Druggists Assoc.
                               One Chase Square
                               Rochester, NY 14643
----------------------------------------------------------------------------------------------------------
                               Chase Manhattan Bank -                        5,261.220         8.14%
                               Hayward Memorial Hospital
                               One Chase Square
                               Rochester, NY 14643
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Citizens Small Cap Core        Charles Schwab & Co., Inc.                  149,123.010        10.29%
Growth Fund - Standard Class   101 Montgomery St
Shares                         San Francisco, CA 94104
----------------------------------------------------------------------------------------------------------
                               Adam Hochschild - HKH Foundation             93,102.480         6.42%
                               477 Madison Ave
                               New York, NY 10022
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Fund and Class of Shares:      Name and Address of Beneficial Owner:       Amount of         Percent
                                                                           Beneficial        of Class:
                                                                           Ownership:
----------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund -    Charles Schwab & Co., Inc.                  2,737.009.350      12.47%
Standard Class Shares          101 Montgomery St
                               San Francisco, CA 94104
----------------------------------------------------------------------------------------------------------
                               National Financial Service Corp.            1,147,162.440       5.23%
                               1 World Financial Ctr
                               New York, NY 10281
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund -    Guy Bell Plan Administrator -               2,376,726.970      33.15%
Institutional Class Shares     State of Alaska
                               8515 E Orchard Rd
                               Englewood, CO 80111
----------------------------------------------------------------------------------------------------------
                               Northern Trust Company                      1,005,847.860      14.03%
                               801 S Canal St
                               Chicago, IL 60675
----------------------------------------------------------------------------------------------------------
                               Wendel & Co.                                430,201.330         6.00%
                               PO Box 1066 Wall St Station
                               New York, NY 10268
----------------------------------------------------------------------------------------------------------
Citizens Core Growth Fund -    Fleet National Bank -                       15,564.810         48.56%
Administrative Class Shares    Trustee of Aetna
                               151 Farmington Ave #TN41
                               Hartford, CT 06156
----------------------------------------------------------------------------------------------------------
                               Chase Manhattan Bank -                      3,928.170          12.26%
                               National Wholesale Druggists Assoc.
                               One Chase Square
                               Rochester, NY 14643
----------------------------------------------------------------------------------------------------------
                               Aetna Life Insurance & Annuity Co.          3,177.640           9.91%
                               151 Farmington Ave
                               Hartford, CT 06156
----------------------------------------------------------------------------------------------------------
                               Chase Manhattan Bank - Monadnock Family     2,611.250           8.15%
                               Services TSA
                               One Chase Square
                               Rochester, NY 14643
----------------------------------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

         Each Fund is a series of Citizens Funds, a diversified, open-end registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated November 19, 1982, as amended and restated on July 2, 1998. Citizens Funds presently consists of seven separate series, each with its own investment objective, assets and liabilities: Citizens Money Market Fund (inception date 8/30/83), Citizens Income Fund (inception date 6/10/92), Citizens Emerging Growth Fund (inception date 2/8/94), Citizens Global Equity Fund (inception date 2/8/94), Citizens Core Growth Fund (inception date 3/3/95), Citizens Small Cap Core Growth Fund (inception date 12/28/99) and Citizens International Growth Fund (inception date 12/20/00). The mailing address of the Trust is 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801.

         The cost of soliciting proxies in the accompanying form, which is expected to be approximately $200,000, including the fees of a proxy soliciting agent, will be borne by the Funds. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Funds without compensation therefor. Citizens Advisers may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

         Citizens Advisers serves as the Funds' adviser and also performs a wide variety of administrative duties for the Trust under a separate administrative and shareholder services contract. The Funds' distributor is Citizens Securities, Inc. The address of Citizens Advisers and Citizens Securities is 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801. Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian of the assets of each Fund. The transfer agent and dividend-paying agent for each Fund is BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8012.

                         SUBMISSION OF CERTAIN PROPOSALS

         The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving a management agreement. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

         You Are Urged to Fill In, Date, Sign and Return the Enclosed Proxy Promptly.

                                            By Order of the Board of Trustees,

                                            /s/ John L. Shields
                                            ----------------------------------

                                            John L. Shields, President


                                                                  March 26, 2001

                                                                      Appendix A

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                                       OF

                                 CITIZENS FUNDS
                      (formerly Citizens Investment Funds)


                       ----------------------------------


                           Dated as of
                                       ---------------

                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I        Name and Definitions

         Section 1.1         Name
         Section 1.2         Definitions

ARTICLE II       Trustees

         Section 2.1         Number of Trustees
         Section 2.2         Term of Office of Trustees
         Section 2.3         Resignation and Appointment of Trustees
         Section 2.4         Vacancies
         Section 2.5         Delegation of Power to Other Trustees

ARTICLE III      Powers of Trustees

         Section 3.1         General
         Section 3.2         Investments
         Section 3.3         Legal Title
         Section 3.4         Issuance and Repurchase of Securities
         Section 3.5         Borrowing Money; Lending Trust Property
         Section 3.6         Delegation
         Section 3.7         Collection and Payment
         Section 3.8         Expenses
         Section 3.9         Manner of Acting; By-Laws
         Section 3.10        Miscellaneous Powers

ARTICLE IV       Service Providers

         Section 4.1         Investment Adviser
         Section 4.2         Distributor
         Section 4.3         Administrator
         Section 4.4         Custodian
         Section 4.5         Transfer and Shareholder
                             Servicing Agents
         Section 4.6         Parties to Contract

ARTICLE V        Limitations of Liability of Shareholders, Trustees and Others

         Section 5.1         No Personal Liability of Shareholders
         Section 5.2         Non-Liability of Trustees and Others
         Section 5.3         Mandatory Indemnification
         Section 5.4         No Bond Required
         Section 5.5         No Duty of Investigation; Notice in Trust
                             Instruments
         Section 5.6         Good Faith Action; Reliance on Experts
         Section 5.7         Derivative Actions

ARTICLE VI       Shares of Beneficial Interest

         Section 6.1         Beneficial Interest
         Section 6.2         Rights of Shareholders
         Section 6.3         Trust Only
         Section 6.4         Issuance of Shares
         Section 6.5         Register of Shares
         Section 6.6         Transfer of Shares
         Section 6.7         Notices
         Section 6.8         Voting Powers
         Section 6.9         Series of Shares
         Section 6.10        Classes of Shares
         Section 6.11        Series and Class Designations

ARTICLE VII      Redemptions

         Section 7.1         Redemptions
         Section 7.2         Suspension of Right of Redemption
         Section 7.3         Redemption of Shares; Disclosure of Holding

ARTICLE VIII     Determination of Net Asset Value, Net Income and Distributions

ARTICLE IX       Duration; Termination of Trust; Amendment; Mergers, etc.

         Section 9.1         Duration
         Section 9.2         Termination of Trust
         Section 9.3         Amendment Procedure
         Section 9.4         Merger, Consolidation and Sale of Assets
         Section 9.5         Incorporation, Reorganization

ARTICLE X        Miscellaneous

         Section 10.1        Filing
         Section 10.2        Governing Law
         Section 10.3        Principal Office and Resident Agent
         Section 10.4        Counterparts
         Section 10.5        Reliance by Third Parties
         Section 10.6        Provisions in Conflict with Law or Regulations

Appendix A - Series

Appendix B - Classes

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                                       OF

                                 CITIZENS FUNDS
                      (formerly Citizens Investment Funds)

                       ----------------------------------

                           Dated as of
                                       ---------------

                       ----------------------------------

         WHEREAS, pursuant to a Declaration of Trust dated November 19, 1982 and amended and restated as of July 2, 1998, as amended (the "Original Declaration"), the Trustees party thereto have established a trust for the investment and reinvestment of funds contributed thereto; and

         WHEREAS, the Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated Declaration of Trust has been amended and restated in accordance with the provisions of the Original Declaration;

         NOW THEREFORE, the Trustees hereby declare that all money and property contributed to the trust hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest (without par value) issued hereunder and subject to the provisions hereof, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows.

                                    ARTICLE I

                              NAME AND DEFINITIONS

         Section 1.1. Name. The name of the Trust is Citizens Funds.

         Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

         (a) "Administrator" means a party furnishing services to the Trust pursuant to any contract described in Section 4.3 hereof.

         (b) "By-Laws" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.

         (c) "Commission" has the meaning given that term in the 1940 Act.

         (d) "Declaration" means this Amended and Restated Declaration of Trust, as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

         (e) "Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.

         (f) "Interested Person" has the meaning given that term in the 1940
Act.

         (g) "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

         (h) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series or class, as the context may require, and except that each Share shall have one vote for each dollar of net asset value as provided in Section 6.8 hereof.

         (i) "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.

         (j) "Person" means and includes individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

         (k) "Shareholder" means a record owner of outstanding Shares.

         (l) "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series or class of Shares established by the Trustees pursuant to Section 6.11 hereof, transferable units into which such series or class of Shares shall be divided from time to time in accordance with the terms hereof. The term "Shares" includes fractions of Shares as well as whole Shares.

         (m) "Transfer Agent" means a party furnishing services to the Trust pursuant to any transfer agency contract described in Section 4.5 hereof.

         (n) "Trust" means the trust hereunder.

         (o) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series or class of Shares pursuant to Section 6.9 or Section 6.10 hereof.

         (p) "Trustees" means the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

                                   ARTICLE II

                                    TRUSTEES

         Section 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three nor more than 15.

         Section 2.2. Term of Office of Trustees. A Trustee may be elected either by the Shareholders of the Trust or, as provided in this Declaration and subject to the limitations of the 1940 Act, by the Trustees. Subject to all applicable provisions of the 1940 Act, a Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided or, if sooner, until his or her death or the election and qualification of his or her successor; except that:

         (a) any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing signed by that Trustee and delivered to the Trust, which shall take effect upon such delivery or upon such later date as is specified therein;

         (b) any Trustee may be removed at any time, with or without cause, by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective;

         (c) any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

         (d) any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least a majority of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

         (e) any Trustee who has become incapacitated by illness or injury, as determined by a majority of the other Trustees in their reasonable judgment, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and

         (f) a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing a majority of the voting power of the outstanding Shares of the Trust.

Upon the resignation, retirement or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, that individual shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, that Trustee's legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

         Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

         Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of Trustees, or for any other reason, exist, the remaining Trustees may fill such vacancy by appointing such other individual as they in their discretion shall see fit. Any such appointment shall not become effective, however, until the person appointed shall have accepted in writing such appointment and agreed in writing to be bound by the terms of this Declaration. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, removal or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, removal or increase in number of Trustees. The power of appointment is subject to all applicable provisions of the 1940 Act.

         Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, or while any Trustee is incapacitated, the other Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. A written instrument certifying the existence of such vacancy or incapacity signed by a majority of the Trustees shall be conclusive evidence of the existence thereof.

         Section 2.5. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under this Declaration except as otherwise expressly provided herein.

                                   ARTICLE III

                               POWERS OF TRUSTEES

         Section 3.1. General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

         The enumeration of any specific power herein shall not be construed as limiting the aforesaid power or any other power of the Trustees hereunder. Such powers of the Trustees may be exercised without order of or resort to any court.

         Section 3.2.  Investments.  (a) The Trustees shall have the power:

         (i) to conduct, operate and carry on the business of an investment company;

         (ii) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of securities of every nature and kind, U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

         (A) states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

         (B) the U.S. Government, any foreign government, or any political subdivision or any agency or instrumentality of the U.S. Government or any foreign government,

         (C) any international instrumentality,

         (D) any bank or savings institution, or

         (E) any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or under any foreign law;

to retain Trust assets in cash and from time to time to change the investments in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments; and

         (iii) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

         (b) The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

         (c) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of any series, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.

         Section 3.3. Legal Title. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee. Upon the resignation, retirement, removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

         Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section 6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property, whether capital or surplus or otherwise.

         Section 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

         Section 3.6. Delegation. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees, any Investment Adviser, Distributor, custodian, agent or independent contractor of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem appropriate or expedient.

         Section 3.7. Collection and Payment. Subject to Section 6.9 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

         Section 3.8. Expenses. Subject to Section 6.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

         Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein, in the 1940 Act or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of the Trustees. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws at any time.

         Section 3.10. Miscellaneous Powers. Without limiting the foregoing, the Trustees shall have the power to:

         (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

         (b) enter into joint ventures, partnerships and any other combinations or associations;

         (c) elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, in each case with or without cause, and appoint and terminate any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

         (d) purchase, and pay for out of Trust Property, such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring Shareholders, any Administrator, Trustees, officers, employees, agents, any Investment Adviser, any Distributor, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

         (e) establish pension, profit-sharing, Share purchase, deferred compensation, and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

         (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including any Investment Adviser, Administrator, custodian, Distributor, Transfer Agent, shareholder servicing agent and any dealer, to such extent as the Trustees shall determine;

         (g) guarantee indebtedness or contractual obligations of others;

         (h) determine and change the fiscal year of the Trust or any series thereof and the method by which its accounts shall be kept; and

         (i) adopt a seal for the Trust, provided, that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

                                   ARTICLE IV

                                SERVICE PROVIDERS

         Section 4.1. Investment Adviser. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party to each such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, with respect to one or more series of Shares, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of this Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust or any series thereof on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any of such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. Such services may be provided by one or more Persons.

         Section 4.2. Distributor. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more exclusive or non-exclusive distribution contracts providing for the sale of Shares of one or more series or classes whereby the Trust may either agree to sell the Shares to the other party to any such contract or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of this Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements or agency agreements with securities dealers or other Persons to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

         Section 4.3. Administrator. The Trustees may in their discretion from time to time enter into one or more administrative services contracts whereby the other party to each such contract shall undertake to furnish such administrative services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with this Declaration or the By-Laws.

         Section 4.4. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, this Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.

         Section 4.5. Transfer and Shareholder Servicing Agents. The Trustees may in their discretion from time to time enter into one or more transfer agency or sub-transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the

Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of this Declaration or the By-Laws. Such services may be provided by one or more Persons.

         Section 4.6. Parties to Contract. Any contract of the character described in any Section of this Article IV may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this
Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1 through 4.5 above, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.6.

                                    ARTICLE V

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

         Section 5.1. No Personal Liability of Shareholders. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust solely by reason of being or having been a Shareholder. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his or her being or having been a Shareholder (other than taxes payable by virtue of owning Shares), and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust. Notwithstanding any other provision of this Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder or former Shareholder of any Shares of any series other than Trust Property allocated or belonging to such series.

         Section 5.2. Non-Liability of Trustees and Others. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust; and all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office.

         Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

         (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

         (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

         (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

         (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

         (iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                  (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                  (B) by written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall affect any rights to indemnification to which personnel, including Covered Persons, may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this
Section 5.3, provided that either:

         (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

         (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel selected as provided in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

         (e) In making a determination under Section 5.3(b)(iii) as to whether a Covered Person engaged in the conduct described therein, or under Section 5.3(d)(ii) as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Disinterested Trustees or legal counsel making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office and has acted in good faith in the reasonable belief that the Covered Person's action was in the best interest of the Trust or series and its Shareholders.

         Section 5.4. No Bond Required. No Trustee or officer shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

         Section 5.5. No Duty of Investigation; Notice in Trust Instruments. No purchaser, lender, shareholder servicing agent, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as or on behalf of Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital deemed appropriate, but the omission of such recital shall not operate to bind any of the Trustees, officers or Shareholders individually. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

         Section 5.6. Good Faith Action; Reliance on Experts. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be under no liability and fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon advice of counsel, or upon reports made to the Trust by any of its officers or employees or by any Investment Adviser, Distributor, Transfer Agent, custodian, shareholder servicing agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

         Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Section 6.8 of this Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

                                   ARTICLE VI

                          SHARES OF BENEFICIAL INTEREST

         Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder may be divided into transferable Shares of Beneficial Interest (without par value), which may be divided into one or more series and classes as provided in Sections 6.9 and 6.10 hereof. The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

         Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series or class of Shares. By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of this Declaration.

         Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

         Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of the Trust or of any series or class into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series or class. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

         Section 6.5. Register of Shares. A register or registers shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to that Shareholder as provided herein or in the By-Laws, until the Shareholder has given his or her address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares;

however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

         Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust in accordance with policies established by the Trustees from time to time. Until so transferred, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder.

         Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given
(i) if mailed, postage prepaid, addressed to any Shareholder of record at the Shareholder's last known address as recorded on the register of the Trust, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.

         Section 6.8. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees when that issue is submitted to Shareholders, and for the removal of Trustees as provided in Section 2.2 hereof,
(ii) with respect to any investment advisory or management contract on which a shareholder vote is required by the 1940 Act, (iii) with respect to termination of the Trust or any series or class to the extent and as provided in Section 9.2 hereof, (iv) with respect to any amendment of this Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets to the extent and as provided in Section 9.4 hereof, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vii) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any other regulator having jurisdiction over the Trust, or as the Trustees may consider necessary or desirable.

         A Shareholder of each series or class shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class, on each matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights. Shares held in the treasury of the Trust shall not be voted.

         Except when a larger vote is required by applicable law or by any provision of this Declaration or the By-Laws, if any, Shares entitled to vote and representing a majority of the voting power of the Shares voted on the matter in person or by proxy shall decide any matter and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration requires that the holders of any series or class shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class entitled to vote and voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that subject to applicable law, abstentions and broker non-votes shall not be counted as having been voted on the applicable matter.

         Shares of all series shall be voted in the aggregate on any matter submitted to a vote of the Shareholders of the Trust except as provided in
Section 6.9(g) hereof. There shall be no cumulative voting in the election of Trustees. Until Shares are issued and during any period when no Shares are outstanding, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders.

         Section 6.9. Series of Shares. Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more series by establishing and designating one or more series of Shares upon and subject to the following provisions:

         (a) All Shares shall be identical (subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section
6.10 hereof) except that there may be such variations between different series as are approved by the Trustees and as are consistent with applicable law.

         (b) The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any Shares of any series, including outstanding Shares, unissued Shares and Shares previously issued and reacquired, into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

         (c) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.

         (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

         (e) The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series.

         (f) Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be monthly or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series only, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. Subject to differences among classes, all dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number and value of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.

         (g) Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares of all series then entitled to vote shall be voted in the aggregate, except that (i) when required by the 1940 Act to be voted by individual series or class, Shares shall not be voted in the aggregate, and (ii) when the Trustees have determined that a matter affects only the interests of Shareholders of particular series or classes of Shares, only Shareholders of such series or classes of Shares, as applicable, shall be entitled to vote thereon.

         Section 6.10. Classes of Shares. The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any series of the Trust) into one or more classes, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any Shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time. All Shares of a class shall be identical with each other and with the Shares of each other class of the Trust or the same series of the Trust (as applicable), except for such variations between classes as may be approved by the Board of Trustees and not prohibited by the 1940 Act.

         Section 6.11 Series and Class Designations. The establishment and designation of any series or class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to this Declaration.

         The series of Shares existing as of the date hereof are set forth in Appendix A hereto.

         The classes of Shares of each series existing as of the date hereof are set forth in Appendix B hereto.

                                   ARTICLE VII
                                   REDEMPTIONS

         Section 7.1. Redemptions. All Shares shall be redeemable based on a redemption price determined in accordance with this Section 7.1 and Article VIII of this Declaration. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon acceptance of the appropriately verified application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective registration statement under the Securities Act of 1933 and the 1940 Act. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, in the Trust's registration statement regarding the redemption of Shares. Shares shall be redeemed at the net asset value thereof next determined after acceptance of such request, less any applicable redemption fee or sales charge.

         Subject to Section 7.2 hereof, payment for said Shares shall be made to the Shareholder in cash or in property at such time and in such manner not inconsistent with the 1940 Act or other applicable law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have Shares redeemed in-kind.

         Section 7.2. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment of the redemption proceeds of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trust shall specify, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the Trust shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw the Shareholder's request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

         Section 7.3. Redemption of Shares; Disclosure of Holding. The Trustees may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any series has or may become concentrated in such Shareholder to an extent that would disqualify that series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares, or
(vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable series or class. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1 hereof.

         The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute), or to comply with the requirements of any other law or regulation, and ownership of Shares may be disclosed by the Trustees if so required by law.

                                  ARTICLE VIII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

         The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-laws or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable.

                                   ARTICLE IX

                         DURATION; TERMINATION OF TRUST;
                            AMENDMENT; MERGERS, ETC.

         Section 9.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

         Section 9.2. Termination of Trust. (a) The Trust may be terminated at any time (i) by a Majority Shareholder Vote of the holders of its Shares, or
(ii) by the Trustees by written notice to the Shareholders. Any series of the Trust, or any class of any series, may be terminated at any time (i) by a Majority Shareholder Vote of the holders of Shares of that series or class, or
(ii) by the Trustees by written notice to the Shareholders of that series or class. Upon the termination of the Trust or any series of the Trust:

         (i) The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;

         (ii) The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or series of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property of the series to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

         (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or Trust Property of the series, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the series according to their respective rights.

The foregoing provisions shall also apply mutatis mutandis to the termination of any class.

         (b) After termination of the Trust or series or class and distribution to the Shareholders of the Trust or series or class as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or series or class, and the rights and interests of all Shareholders of the Trust or series or class shall thereupon cease.

         Section 9.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement this Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend this Declaration to designate or redesignate series or classes, to change the name or principal office of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable, to conform this Declaration to the requirements of applicable law, including the 1940 Act and the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in
Section 6.8; (ii) any amendment to this Section 9.3(a); (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes of Shares, then only Shareholders of such series or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required.

         (b) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

         (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders (if applicable) or by the Trustees as aforesaid or a copy of this Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

         (d) Notwithstanding any other provision hereof, until such time as Shares of a particular series or class are first issued this Declaration may be terminated or amended in any respect as to that series or class, and as to any series or class in which Shares are not outstanding, by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

         Section 9.4. Merger, Consolidation and Sale of Assets. Subject to applicable law and except as otherwise provided in Section 9.5 hereof, the Trust or any series or class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular series or class of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized (a) at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of all series of the Trust voting as a single class if the entire Trust is merging, consolidating or disposing of assets, by a Majority Shareholder Vote of the particular series if the entire series is merging, consolidating or disposing of assets, or by a Majority Shareholder Vote of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent, without a meeting, of the holders of Shares representing a majority of the voting power of the outstanding Shares of all series of the Trust voting as a single class, or of the particular series or class as described above. Any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.

         Section 9.5. Incorporation, Reorganization. The Trustees may, without the vote or consent of Shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust or series or class of a trust, unit investment trust, partnership, limited liability company, association or other organization to acquire all or a portion of the Trust Property (or all or a portion of the Trust Property allocated or belonging to a particular series or class) or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer such Trust Property to any such corporation, trust or series or class of a trust, partnership, limited liability company, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of Shareholders, cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust (or series or class thereof), partnership, association or other organization if and to the extent permitted by law. The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to this Section 9.5. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.1. Filing. This Declaration and any subsequent amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other place or places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by an officer or Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some other time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of this Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

         Section 10.2. Governing Law. This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

         Section 10.3. Principal Office and Resident Agent. The principal office of the Trust is 230 Commerce Way, Suite 300, Portsmouth, New Hampshire. The Trust shall maintain a resident agent in the Commonwealth of Massachusetts, which agent currently is CT Corporation System at 2 Oliver Street, Boston, Massachusetts. The Trustees, without a vote of Shareholders, may change the principal office of the Trust and may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof is delivered to the office of the Secretary of the Commonwealth.

         Section 10.4. Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

         Section 10.5. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner relates to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

         Section 10.6.  Provisions in Conflict with Law or Regulations.

         (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company or other provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

         (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ____ day of ____, ___.

----------------------------                ----------------------
Azie Taylor Morton                          Martha S. Pope
10910 Medfield Court                        701 A Street NE
Austin, TX  78739                           Washington, DC  20002

----------------------------                ----------------------
Pablo S. Eisenberg                          Mitchell A. Johnson
3729 Massachusetts Avenue NW                2753 Unicorn Lane NW
Washington, DC  20016                       Washington, DC  20015


----------------------------
Sophia Collier
230 Commerce Way, Suite 300
Portsmouth, NH  03801

                                                                      Appendix A

                                 CITIZENS FUNDS
                                Establishment and
                       Designation of Series of Shares of
                     Beneficial Interest (without par value)

         The Trustees of Citizens Funds (the "Trust"), acting pursuant to the Trust's Declaration of Trust, have previously established and designated the series of Shares of Beneficial Interest listed below (each, a "Fund").

         1. The Funds are Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Global Equity Fund, Citizens International Growth Fund, Citizens Income Fund and Citizens Money Market Fund.

         2. Each Fund shall be authorized to hold cash, invest in securities, instruments and other property and use investment techniques as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Fund. Each Share of each Fund shall be redeemable as provided in the Declaration. Subject to differences among classes, each Share of each Fund shall be entitled to vote on matters on which Shares of the Fund shall be entitled to vote as provided in Section 6.8 of the Trust's Declaration, shall represent a pro rata beneficial interest in the assets allocated or belonging to the Fund, and shall be entitled to receive its pro rata share of the net assets of the Fund upon liquidation of the Fund, all as provided in Section 6.9 of the Declaration. The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.

         3. Shareholders of each Fund shall vote separately as a class on any matter to the extent required by, and any matter shall have been deemed effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the 1940 Act or any successor rule, and the Declaration.

         4. The assets and liabilities of the Trust shall be allocated among each Fund and any series of the Trust designated in the future as set forth in
Section 6.9 of the Declaration.

         5. Subject to the provisions of Section 6.9 and Article IX of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of each Fund, or otherwise to change the special and relative rights of each Fund.

         6. Any Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ____ day of ____, ___.


-------------------------------             -------------------------------
Azie Taylor Morton                          Martha S. Pope
As Trustee and Not Individually             As Trustee and Not Individually

-------------------------------             -------------------------------
Pablo S. Eisenberg                          Mitchell A. Johnson
As Trustee and Not Individually             As Trustee and Not Individually


-------------------------------
Sophia Collier
As Trustee and Not Individually

                                                                      Appendix B

                          Establishment and Designation
                                   of Classes

         Pursuant to Section 6.10 of the Declaration, the Trustees have divided the Shares of each series of the Trust to create the classes of Shares, within the meaning of Section 6.10, listed below.

         1. The classes of Shares are designated Standard Class shares, Administrative Class shares and Institutional Class shares.


         2. Shares of each class are entitled to all the rights and preferences accorded to Shares under the Declaration.

         3. For Shares of each class, the purchase price, the method of determination of the net asset value, the price, the terms and manner of redemption, any conversion feature, the relative dividend rights of holders thereof, and any other rights, privileges, features or qualifications, shall be established by the Trustees of the Trust in accordance with the Declaration and shall be set forth in the current prospectus and statement of additional information of the Trust or any series thereof, as amended from time to time, contained in the Trust's registration statement under the Securities Act of 1933, as amended.

         4. A class of Shares of any series of the Trust may be terminated by the Trustees at any time by written notice to the Shareholders of the class.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ____ day of _______, _____.

-------------------------------             -------------------------------
Azie Taylor Morton                          Martha S. Pope
As Trustee and Not Individually             As Trustee and Not Individually

-------------------------------             -------------------------------
Pablo S. Eisenberg                          Mitchell A. Johnson
As Trustee and Not Individually             As Trustee and Not Individually


-------------------------------
Sophia Collier
As Trustee and Not Individually

                                                                      Appendix B

                          FORM OF MANAGEMENT AGREEMENT

         Agreement made the first day of June, 1992, and restated as of ________ ___, 2001, between Citizens Funds (formerly, Citizens Investment Trust) (the "Trust"), a Massachusetts business trust, and Citizens Advisers, Inc., a California corporation (the "Manager").

         WHEREAS, the Trust's shares of beneficial interest ("Shares") are divided into separate series;

         WHEREAS, the Trust wishes to retain the services of a manager with respect to the Shares of each of its series listed on Exhibit A hereto (each, a "Fund," and collectively, the "Funds");

         WHEREAS, Manager has agreed to act as manager with respect to each Fund;

         NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

                                   WITNESSETH:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

I.       In General

         The Manager agrees, all as more fully set forth herein, to act as managerial investment adviser to the Trust with respect to the investment of the assets of each Fund, and to supervise and arrange for the purchase and sale of securities held in each Fund.

II. Duties and Obligations of the Manager with Respect to Investment of Assets in the Trust

         A. Subject to the succeeding provision of this section and subject to the direction and control of the Board of Trustees of the Trust, the Manager is responsible for:

                  1. determining which securities are to be bought and sold for each Fund; and
                  2. the timing of such purchases and sales as well as the placement of orders to effect these purchases and sales.

The Manager, at its sole option and expense, may, subject to the provisions of the Investment Company Act of 1940, as amended (the "Act"), delegate some or all of these duties to one or more sub-managers.

         B. Any investment purchases or sales made by the Manager shall at all times conform to and be in accordance with any requirements imposed by:

                  1. the provisions of the Act, and of any rules and regulations in force thereunder;
                  2. any other applicable provisions of law;
                  3. the provisions of the Declaration of Trust and By-Laws of the Trust, each as amended from time to time;

                  4. any policies and determinations of the Board of Trustees of the Trust; and
                  5. the fundamental policies of the Trust, as reflected in the applicable then-current registration statement of the Trust under the Act, or as amended by the Shareholders of the Trust.

         C. The Manager shall use its best efforts in rendering services hereunder, but neither the Manager nor any sub-manager shall be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon the investigation or research of another entity including, but not limited to, in the case of the Manager or a sub-manager, the employees or agents of the Manager or any sub-manager, provided that such purchase, sale or retention was made in good faith. Nothing herein contained shall, however, be construed to protect the Manager or any sub-manager against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         D. Nothing in this Agreement shall prevent the Manager or any affiliated person (as defined in the Act) of the Manager from acting as investment adviser or manager and/or principal underwriter for any other entity and shall not in any way restrict the Manager, any sub-manager, or any such affiliated person from buying, selling or trading securities for its or their own accounts or for the accounts of others for whom they may be acting, provided that the Manager represents that it will not undertake any activities which, in its sole judgment, will adversely affect the performance of its obligations to the Trust under this Agreement. The Trust expressly acknowledges that the trade name "Citizens", and each Fund's name (collectively, the "Trade Names") are not the property of the Trust for any purpose. The Trust may use the Trade Names only in the manner allowed by the Manager. The Trust further agrees that in the event that the Manager ceases to be the Trust's investment manager for any reason, the Trust will promptly take all necessary steps to stop using the Trade Names.

         E. It is agreed that the Manager and any sub-manager, will have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, as amended, except for information supplied by the Manager for inclusion therein. The Trust agrees to indemnify the Manager and any sub-manager to the full extent permitted by the Trust's Declaration of Trust.

III.     Allocation of Expenses

The Manager agrees that it (or a sub-manager) will provide the Trust, at the Manager's expense, with all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Manager will also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons (as defined in the Act) of the Manager. All costs and expenses not expressly agreed to be paid by the Manager or a sub-manager as described above, shall be paid by the Trust, including but not limited to:

         1. interest and taxes;
         2. brokerage commissions;
         3. insurance premiums;
         4. compensation and expenses of the Trust's Trustees who are not affiliated persons of the Manager;

         5. legal and audit expenses;
         6. fees and expenses of the Trust's custodian, shareholder servicing agent, transfer agent, fund accountant and record keeping agent;
         7. expenses incident to the issuance of the Trust's shares of beneficial interest, including those shares issued as reinvested dividends;
         8. fees and expenses incident to the registration of the Fund or its shares of beneficial interest under Federal or State securities laws;
         9. expenses of preparing, printing or mailing reports and notices and proxy material sent to the Shareholders of the Trust;
         10. all other expenses incidental to holding meetings of the Shareholders of the Trust;
         11. dues, assessments and/or contributions to the Investment Company Institute or any successor thereto;
         12. such non-recurring expenses as may arise, including those relating to litigation affecting the Trust and the legal obligation of the Trust to indemnify its officers and Trustees with respect thereto; and
         13. all expenses which the Trust agrees to bear in any distribution agreement with the Manager or any other entity or in any plan adopted by the Trust pursuant to rule 12b-1 under the Act.

IV.      Compensation of the Manager

         A. The Trust agrees to pay the Manager and the Manager agrees to accept as full compensation for all of the services rendered by the Manager hereunder, an annual management fee payable monthly and computed as of the close of each business day at the annual rates with respect to each Fund as detailed in Exhibit A.

         B. The Manager agrees to reduce or eliminate its fee to the extent that the total expenses of each Fund for any fiscal year (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses such as litigation) shall exceed the limits as detailed in Exhibit A. The payment of the management fee at the end of the month will be reduced or a refund will be made to the Trust so that at no time will there be any accrued but unpaid liabilities under this expense limitation.

V.       Duration, Revisions and Term

         A. This Agreement is effective as to all Funds listed on Exhibit A on the date of the amendment and restatement of this Agreement, and, as to any series added to Exhibit A after the date hereof, this Agreement shall become effective with respect to that series on the date indicated on Exhibit A attached hereto. Exhibit A may be amended from time to time to add additional series of the Trust as agreed by the Trust and Manager. This Agreement shall, unless terminated as herein provided, continue in effect with respect to a Fund for successive annual periods after its effectiveness so long as such continuance is specifically approved, with respect to such Fund, at least annually by the Trust's Board of Trustees, including a majority of Trustees who are not parties to this Agreement, or "interested persons" (as defined in the Act) of any such party. Such vote must be cast in person at a meeting of the Board of Trustees called for the purpose of voting on such approval.

         B. Revisions to this Agreement with respect to any Fund may be made only if such amendment is approved by the "vote of a majority of the outstanding voting securities" (as defined in the Act) of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the Act).

         C. This Agreement may be terminated with respect to any Fund without penalty by either party upon not less than 60 days written notice, provided that such termination by the Trust shall be directed and approved by a majority of all its Trustees in office at that time or upon the vote of the holders of a majority (as defined in the Act) of the then issued and outstanding shares of beneficial interest of the Fund. This Agreement shall automatically terminate in the event of its assignment.

VI.      Binding Only on Trust Property and Applicable Fund

The Manager acknowledges that the obligations of the Trust under this Agreement are binding only on Trust property and not upon any Shareholder personally. The Manager is aware that the Trust's Declaration of Trust disclaims individual Shareholder liability for acts and obligations of the Trust.

Each party acknowledges and agrees that all obligations of each Fund are binding only with respect to that Fund; that any liability of a Fund under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of that Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

In witness whereof, the parties have caused the foregoing instrument to be executed by duly authorized persons, all as of the day and year first above written.

CITIZENS FUNDS
on behalf of each of its series
listed on Exhibit A hereto                     CITIZENS ADVISERS, INC.

By:                                            By:
   ----------------------------                   -----------------------------

                                    EXHIBIT A

All fees are expressed as a percentage of average net assets:

--------------------------------------------------------------
Fund                                           Compensation
--------------------------------------------------------------
Citizens Money Market Fund                     0.35%
--------------------------------------------------------------
Citizens Income Fund                           0.65%
--------------------------------------------------------------
Citizens Emerging Growth Fund                  1.00%
--------------------------------------------------------------
Citizens Global Equity Fund                    1.00%
--------------------------------------------------------------
Citizens Core Growth Fund                      0.50%
--------------------------------------------------------------
Citizens Small Cap Core Growth Fund            0.50%
--------------------------------------------------------------
Citizens International Growth Fund             1.05%
--------------------------------------------------------------

                                                                      Appendix C

                          FORM OF AMENDED AND RESTATED
                                DISTRIBUTION PLAN

1 The Plan. This Plan (the "Plan") is the written plan contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") of Citizens Funds (the "Trust"), with respect to each of the Trust's series listed on Exhibit A hereto (each, a "Fund" and, collectively, the "Funds").

2 Definitions. As used in this Plan, the following terms shall have the following meanings:

         a "Qualified Recipient" shall mean a Fund's Distributor and any broker-dealer or other "person" (as that term is defined in the Act) which (i) has entered into a written agreement (a "related agreement") that complies with the Rule with a Fund's Distributor or the Fund and (ii) has rendered distribution or shareholder servicing assistance (whether direct, administrative or both) with respect to the Fund.

         b "Qualified Trustees" shall mean the Trustees of the Trust who are not interested persons, as defined in the Act, of the Trust and who have no direct or indirect financial interest in the operation of this Plan or any agreement related to this Plan. While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of such Qualified Trustees. Nothing herein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such Qualified Trustees.

         c "Permitted Payments" shall mean payments to Qualified Recipients as permitted by this Plan.

         e        "Shares" shall mean shares of beneficial interest of a Fund.

3 Distribution and Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may:

         a engage, directly or indirectly, in any activities primarily intended to result in the sale of Shares of a Fund, which activities may include, but are not limited to payments to any Qualified Recipient for (i) distribution services, (ii) services in respect of the sale of Shares of a Fund, (iii) advertising, marketing or other promotional activity, and (iv) preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust; and

         b make payments, directly or indirectly, to any Qualified Recipient for providing personal service and/or the maintenance of shareholder accounts.

         The Trust is authorized to engage in the activities listed above either directly or through other persons with which the Trust has entered into agreements related to this Plan.

4 Permitted Payments. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.25% per annum of the average daily net assets of the Standard Class Shares of each Fund and 0.25% per annum of the average daily net assets of the Administrative Class Shares of each Fund offering the same. Payments pursuant to this Plan may be made directly by the Trust to Qualified Recipients. For purposes of determining the fees payable under this Plan, the value of each Fund's average daily net assets shall be computed in the manner specified in the applicable Fund's then-current prospectus and statement of additional information.

5 Trust's Expenses. The Trust shall pay all expenses of its operations, including the following, and such expenses shall not be subject to the limitation set forth in paragraph 4 above: organization costs of each Fund; compensation of Trustees; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any manager or investment adviser, transfer agent, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of shareholders; expenses relating to the issuance, registration and qualification of shares; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

         It is recognized that the manager or investment adviser to a Fund may, from time to time, use its management fee revenues as well as past profits or its resources from any other source, to make payments to the Distributor or other parties with respect to any expenses incurred in connection with the distribution of the Shares of the Fund, including the activities described in paragraph 3 above, and further that any Distributor, shareholder servicing agent or service agent may use its past profits or its resources from any other source, to make payments with respect to the distribution of the Shares of a Fund, including the activities described in paragraph 3 above, and any such payments by such manager, investment adviser, Distributor, shareholder servicing agent or service agent shall not constitute expenditures made pursuant to this Plan and shall not be subject to the limitation set forth in paragraph 4 above. Notwithstanding the foregoing, to the extent that any payments made by a Fund to any manager or investment adviser or any affiliate thereof, including payments made from such manager's or adviser's management or advisory fee, should be deemed to be indirect financing of any activity primarily intended to result in the sale of the Shares of such Fund within the context of Rule 12b-1, then such payments shall be deemed to be authorized by this Plan but shall not be subject to the limitation set forth in paragraph 4 above.

6 No Admission of Authority. The adoption of this Plan does not constitute any admission that the adoption of the Rule or any particular provisions thereof represented an authorized exercise of authority by the Securities and Exchange Commission.

7 Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

8 Effectiveness, Continuation, Termination and Amendment. This Plan is effective as to all Funds and classes of Funds listed on Exhibit A on the date of the amendment and restatement of this Agreement, and, as to any series and/or class of any series added to Exhibit A after the date hereof, this Agreement shall become effective with respect to that series or class, as applicable, on the date indicated on Exhibit A attached hereto. Exhibit A may be amended from time to time to add additional series and classes of the Trust. This Plan has been approved with respect to each Fund (i) by a vote of the Board of Trustees of the Trust and of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on this Plan; and (ii) by a vote of holders of at least a "majority" (as defined in the Act) of the outstanding voting securities of each class of Shares of the Fund to which this Plan applies. The Plan, unless terminated as hereinafter provided, shall continue in effect as to any class of Shares of a Fund for successive annual periods after its effectiveness only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may be terminated at any time as any to any class of Shares of any Fund by a vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of that class of Shares. This Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be approved in the manner set forth under (i) above.

                                    EXHIBIT A

      -----------------------------------------------------------------------
      Fund:                                    Classes:
      -----------------------------------------------------------------------
      Citizens Core Growth Fund                Standard Class shares
      -----------------------------------------------------------------------
      Citizens Core Growth Fund                Administrative Class shares
      -----------------------------------------------------------------------
      Citizens Emerging Growth Fund            Standard Class shares
      -----------------------------------------------------------------------
      Citizens Emerging Growth Fund            Administrative Class shares
      -----------------------------------------------------------------------
      Citizens Small Cap Core Growth Fund      Standard Class shares
      -----------------------------------------------------------------------
      Citizens Global Equity Fund              Standard Class shares
      -----------------------------------------------------------------------
      Citizens Global Equity Fund              Administrative Class shares
      -----------------------------------------------------------------------
      Citizens Income Fund                     Standard Class shares
      -----------------------------------------------------------------------
      Citizens Money Market Fund               Standard Class shares
      -----------------------------------------------------------------------

                                                                      Appendix D

-----------------------------------------------------------------------------------------------------
       Current Fundamental Policy:                    Proposed Fundamental Policy:
-----------------------------------------------------------------------------------------------------
A.     The investment objective of a Fund cannot be   It is proposed that this fundamental policy
       changed without the approval of a majority of  be removed.
       the outstanding shares of that Fund.
-----------------------------------------------------------------------------------------------------
B.     The Funds may not make loans other than        The Funds may not make loans to other persons
       pursuant to repurchase agreements. When a      if such loans are specifically prohibited by
       Fund buys money market instruments or loan     the 1940 Act or the rules and regulations
       participation interests, it is investing, not  thereunder.
       making a loan.
-----------------------------------------------------------------------------------------------------
C.     Subject to the provisions of the Funds'        The Funds may not issue any senior security
       Declaration of Trust, which provides that we   (as that term is defined in the 1940 Act) if
       may issue several classes of shares in any     such issuance is specifically prohibited by
       one Fund, the Funds may not issue senior       the 1940 Act or the rules and regulations
       securities.  They may not issue securities     thereunder.
       that have priority over others in dividends,
       redemption rights, or have other privileges.
-----------------------------------------------------------------------------------------------------
D.     The Funds may borrow only under special        The Funds may not borrow money if such
       circumstances.  The Funds do not normally      borrowing is specifically prohibited by the
       borrow money, but for temporary purposes a     1940 Act or the rules and regulations
       Fund may borrow from banks up to 10% of the    thereunder.
       Fund's total assets. If a Fund does borrow,
       it can pledge its assets up to the amount
       borrowed. A Fund cannot borrow to purchase
       securities or to increase its income, but can
       borrow to pay for shares being redeemed so
       that we do not have to sell securities we do
       not want to sell. A Fund will not purchase
       any securities while the Fund has borrowings
       above 5% of assets outstanding. The interest
       paid on a Fund's borrowings would reduce that
       Fund's net income.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
       Current Fundamental Policy:                     Proposed Fundamental Policy:
-----------------------------------------------------------------------------------------------------
E.     The Funds may not buy the securities of any     It is proposed that these fundamental
       company if the particular Fund would then own   policies be removed.
       more than 10% of the total value of all of
       the company's outstanding voting securities,
       or if the Trust as a whole would then own
       more than 10% of the total value of all of
       the company's outstanding voting securities.

       The Funds may not, in managing 75% of its
       assets, invest more than 5% in any one company;
       however, obligations issued or guaranteed by
       the U.S. Government, its agencies and
       instrumentalities are not included in this
       limit.
-----------------------------------------------------------------------------------------------------
F.     The Funds may not underwrite securities,        The Funds may not underwrite securities
       which means they may not sell securities for    issued by other persons, except that all or
       others.                                         any portion of the assets of each Fund may be
                                                       invested in one or more investment companies,
                                                       to the extent not prohibited by the 1940 Act
                                                       or the rules and regulations thereunder, and
                                                       except in so far as a Fund may technically be
                                                       deemed an underwriter under the Securities
                                                       Act of 1933, as amended, in selling a
                                                       security.
-----------------------------------------------------------------------------------------------------
G.     A Fund may not concentrate its investments by   The Funds may not concentrate their
       buying the securities of companies in any one   investments in any particular industry, but
       industry if more than 25% of the value of its   if it is deemed appropriate for the
       total assets would then be invested in that     achievement of a Fund's investment objective,
       industry; however, obligations issued or        up to 25% of its assets, at market value at
       guaranteed by the U.S. Government, its          the time of each investment, may be invested
       agencies and instrumentalities, and             in any one industry, except that this
       obligations of domestic branches of domestic    restriction does not apply to positions in
       banks, are not included in this limit.          futures contracts.  Obligations issued or
                                                       guaranteed by the U.S. Government, its
                                                       agencies and instrumentalities, and
                                                       obligations of domestic branches of domestic
                                                       banks, are not included in this limit.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
       Current Fundamental Policy:                     Proposed Fundamental Policy:
-----------------------------------------------------------------------------------------------------
H.     As a general policy, the Funds will not         The Funds may not purchase or sell real
       invest in real estate assets or interests       estate (excluding securities secured by real
       therein.  This policy does not preclude a       estate or interests therein), or interests in
       Fund from investing in debt instruments         oil, gas or mineral leases in the ordinary
       secured by real estate or holding interests     course of business; each Fund reserves the
       in real estate investment trusts or other       freedom of action to hold and to sell real
       real estate companies.                          estate acquired as a result of the ownership
                                                       of securities by the Fund.
       The Funds may not invest in limited
       partnerships, including those that own
       commodities, oil, gas and mineral leases or real
       estate. This restriction is not interpreted to
       prevent a Fund from investing in fixed income
       securities or other debt instruments issued by
       limited partnerships provided that it does not
       become a general or limited partner.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
       Current Fundamental Policy:                     Proposed Fundamental Policy:
-----------------------------------------------------------------------------------------------------
I.     The Funds must limit their involvement in       It is proposed that this fundamental policy
       illiquid instruments, that is, repurchase       be removed.  The Trustees of the Funds will
       agreements that have a term of more than        instead adopt a non-fundamental policy (which
       seven days, and securities that have            can be amended or removed by the Trustees,
       restrictions on resale or lack readily          without shareholder approval) stating that no
       available market quotations, to 10% of the      more than 15% of the net assets of each Fund
       total value of a Fund's net assets and we       other than the Citizens Money Market Fund,
       will buy no such securities for a Fund unless   and no more than 10% of the net assets of the
       the assets in that Fund exceed $10 million at   Citizens Money Market Fund, will be invested
       the time of purchase.  Private Placements       in illiquid securities.
       which may be traded pursuant to Rule 144A
       under the Securities Act of 1933 will not be
       subject to these limitations, if the Funds'
       Board of Trustees finds that a liquid trading
       market exists for these securities.  The
       Funds' Trustees will review on an ongoing
       basis any determination by the Adviser to
       treat a restricted security as a liquid
       security, including the Adviser's assessment
       of current trading activity and the
       availability of reliable price information.
       In determining whether a privately placed
       security is properly considered a liquid
       security, the Adviser and the Funds' Trustees
       will take into account the following factors:
       (i) the nature of the security and the nature
       of the marketplace trades (e.g., the time
       needed to dispose of the security, the method
       of soliciting offers, and the mechanics of
       transfer); (ii) dealer undertakings to make a
       market in the security; and (iii) the number
       of dealers willing to purchase or sell the
       security and the number of other potential
       purchasers.  To the extent a Fund invests in
       restricted securities that are deemed liquid,
       the general level of illiquidity in the Fund
       may be increased if qualified institutional
       buyers become uninterested in purchasing
       these securities or the market for these
       securities contracts.  Acquisitions of such
       liquid restricted securities will be made
       from a list approved by the Funds' Trustees.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
       Current Fundamental Policy:                     Proposed Fundamental Policy:
-----------------------------------------------------------------------------------------------------
J.     There is a limit on a Fund's ability to loan    It is proposed that this fundamental policy
       Fund securities.  If a Fund loans securities,   be removed.
       then it must maintain collateral at 100% of
       the value of the securities and any
       collateral must be marketable on an exchange.
-----------------------------------------------------------------------------------------------------
K.     The Funds may not invest for the purpose of     It is proposed that this fundamental policy
       exercising control or management of other       be removed.
       companies.
-----------------------------------------------------------------------------------------------------
L.     The Funds may not buy or continue to hold       It is proposed that this fundamental policy
       securities if the Funds' Trustees or officers   be removed.
       or the Directors or officers of the Adviser
       own more than certain limits of these
       securities.  If all of these people who own
       more than 1/2 of 1% of the shares of a
       company together own more than 5% of the
       company's shares, we cannot buy, or continue
       to own, that company's shares.
-----------------------------------------------------------------------------------------------------
M.     The Funds may not participate with others on    It is proposed that this fundamental policy
       a joint, or a joint and several, basis in any   be removed.
       trading account in any securities.
-----------------------------------------------------------------------------------------------------
N.     The following is a fundamental policy for the   It is proposed that this fundamental policy
       Citizens Core Growth Fund, Citizens Global      be removed.
       Equity Fund, Citizens Income Fund and the
       Citizens Money Market Fund but does not apply
       to the Citizens Emerging Growth Fund or the
       Citizens Small Cap  Core Growth Fund: a Fund
       may place only 5% of its total assets in
       companies which have been in operation,
       including operations of predecessors, for
       less than three years.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
       Current Fundamental Policy:                     Proposed Fundamental Policy:
-----------------------------------------------------------------------------------------------------
O.     The Citizens Money Market Fund may not buy      It is proposed that this fundamental policy
       any securities other than money market          be removed.
       securities.  Thus, the Fund cannot buy any
       commodities or commodity futures contracts,
       any mineral programs or leases, any shares of
       other investment companies or any warrants,
       puts, calls or combinations of these.  The
       Fund also may not buy real estate, or real
       estate loans, but may buy money market
       securities even though the issuer invests in
       real estate or interests in real estate.
-----------------------------------------------------------------------------------------------------

                            [LOGO] CITIZENS FUNDS(R)

                                230 Commerce Way
                                    Suite 300
                         Portsmouth, New Hampshire 03801
                              www.citizensfunds.com
                                 (800) 223-7010

          (Recycle Logo) Printed on recycled paper with soy-based inks.

PROXY CARD                  CITIZENS CORE GROWTH FUND                 PROXY CARD
                          CITIZENS EMERGING GROWTH FUND
                       CITIZENS SMALL CAP CORE GROWTH FUND
                           CITIZENS GLOBAL EQUITY FUND
                       CITIZENS INTERNATIONAL GROWTH FUND
                              CITIZENS INCOME FUND
                           CITIZENS MONEY MARKET FUND

      A PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 21, 2001

The undersigned, revoking all Proxies heretofore given, hereby appoints each of John L. Shields, Sean P. Driscoll and Stephen C. Schuyler, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Global Equity Fund, Citizens International Growth Fund, Citizens Income Fund and Citizens Money Market Fund which the undersigned is entitled to vote at the Meeting of the Funds to be held at 8:30 a.m., Eastern time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

Proxy Solicited on Behalf of the Funds' Board of Trustees. The Board of Trustees Recommends a Vote For the Following Proposals. The Proxies are Authorized in Their Discretion to Vote Upon Such Other Matters as May Come Before the Meeting or any Adjournment Thereof.

                                 VOTE VIA THE FAX:  1-888-796-9932
                                 VOTE VIA THE INTERNET:
                                 http://www.citizensfunds.com/proxy_voting.shtml
                                 VOTE VIA THE TELEPHONE:  1-800-597-7836
                                 -----------------------------------------------
                                 |                                             |
                                 -----------------------------------------------

                                 NOTE: Please Sign Exactly as Your Name(s)
                                 Appear on this Card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.

                                 -----------------------------------------------
                                 Signature

                                 -----------------------------------------------
                                 Signature of joint owner, if any

                                 -----------------------------------------------
                                 Date                                 CTZ_11483

Please vote by filling in the appropriate box below The Shares Represented Hereby will be Voted as Indicated or For any Proposals for which No Choice is Indicated. PLEASE MARK VOTES AS IN THIS EXAMPLE: [solid box]

[ ]  To vote FOR all proposals, mark this box. (No other vote is necessary.)
                 ---

1.   The nominees for election as Trustee of Citizens Funds:                              FOR       WITHHOLD       FOR ALL
                                                                                          ALL          ALL          EXCEPT
     01 Pablo S. Eisenberg    02 Martha S. Pope            03 John L. Shields
     04 Judy Belk             05 Walter D. Bristol, Jr.    06 Jeannie H. Diefenderfer     [ ]          [ ]            [ ]

To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the number(s) of the nominee(s) on the line provided:

--------------------------------------------------------------------------------

2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

[ ]  to vote all Funds FOR     [ ] to vote all Funds AGAINST   [ ] to ABSTAIN votes for all Funds      Vote separately by Fund below

                         FOR        AGAINST      ABSTAIN                                  FOR        AGAINST      ABSTAIN
Core Growth              [ ]          [ ]          [ ]        International Growth        [ ]          [ ]          [ ]
Emerging Growth          [ ]          [ ]          [ ]        Income                      [ ]          [ ]          [ ]
Small Cap Core Growth    [ ]          [ ]          [ ]        Money Market                [ ]          [ ]          [ ]
Global Equity            [ ]          [ ]          [ ]

3.   To vote on an Amended and Restated Management Agreement.

[ ]  to vote all Funds FOR     [ ] to vote all Funds AGAINST   [ ] to ABSTAIN votes for all Funds      Vote separately by Fund below

                         FOR        AGAINST      ABSTAIN                                  FOR        AGAINST      ABSTAIN
Core Growth              [ ]          [ ]          [ ]        Global Equity               [ ]          [ ]          [ ]
Emerging Growth          [ ]          [ ]          [ ]        Income                      [ ]          [ ]          [ ]
Small Cap Core Growth    [ ]          [ ]          [ ]        Money Market                [ ]          [ ]          [ ]

4.   To vote on an Amended and Restated Distribution Plan.

[ ] to vote all Funds FOR, [ ] to vote all Funds AGAINST, [ ] to ABSTAIN votes for all Funds; or vote separately by Fund below.

                         FOR        AGAINST      ABSTAIN                                  FOR        AGAINST      ABSTAIN
Core Growth              [ ]          [ ]          [ ]        Global Equity               [ ]          [ ]          [ ]
Emerging Growth          [ ]          [ ]          [ ]        Income                      [ ]          [ ]          [ ]
Small Cap Core Growth    [ ]          [ ]          [ ]        Money Market                [ ]          [ ]          [ ]

5(a) Approve changes in the Core Growth Fund's           (A) 01 Investment Objectives     (J) 10 Lending Securities
     fundamental investment restrictions:                (B) 02 Lending                   (K) 11 Investing for the Purpose of
     FOR ALL   AGAINST   ABSTAIN                         (C) 03 Issuance of                      Exercising Control or
     (Except     ALL                                            Senior Securities                Management of Other Companies
     as Marked)                                          (D) 04 Borrowing                 (L) 12 Buying or Holding Securities Owned
                                                         (E) 05 Investments in a                 by the Funds' Trustees or Officers
       [ ]       [ ]       [ ]                                  Single Issuer                    or Directors or Officers of
                                                         (F) 06 Underwriting Securities          Citizens Funds
To vote against a particular proposed change, mark       (G) 07 Concentration             (M) 13 Participating in a Trading
the "FOR ALL (Except as Marked)" box and strike a line   (H) 08 Real Estate, Oil, Gas            Account in Securities
through the sub-proposal you do not wish to vote for.           and Mineral Interests     (N) 14 Investing in Companies that
                                                         (I) 09 Investments in Illiquid          Have Been in Operation for
                                                                Securities                       Less than Three Years
------------------------------------------------------------------------------------------------------------------------------------

5(b) Approve changes in the Emerging Growth Fund's       (A) 01 Investment Objectives     (J) 10 Lending Securities
     fundamental investment restrictions:                (B) 02 Lending                   (K) 11 Investing for the Purpose of
     FOR ALL   AGAINST   ABSTAIN                         (C) 03 Issuance of                      Exercising Control or
     (Except     ALL                                            Senior Securities                Management of Other Companies
     as Marked)                                          (D) 04 Borrowing                 (L) 12 Buying or Holding Securities Owned
                                                         (E) 05 Investments in a                 by the Funds' Trustees or Officers
       [ ]       [ ]       [ ]                                  Single Issuer                    or Directors or Officers of
                                                         (F) 06 Underwriting Securities          Citizens Funds
To vote against a particular proposed change, mark       (G) 07 Concentration             (M) 13 Participating in a Trading
the "FOR ALL (Except as Marked)" box and strike a line   (H) 08 Real Estate, Oil, Gas            Account in Securities
through the sub-proposal you do not wish to vote for.           and Mineral Interests
                                                         (I) 09 Investments in Illiquid
                                                                Securities
------------------------------------------------------------------------------------------------------------------------------------

5(c) Approve changes in the Small Cap Core Growth        (A) 01 Investment Objectives     (J) 10 Lending Securities
     Fund's fundamental investment restrictions:         (B) 02 Lending                   (K) 11 Investing for the Purpose of
     FOR ALL   AGAINST   ABSTAIN                         (C) 03 Issuance of                      Exercising Control or
     (Except     ALL                                            Senior Securities                Management of Other Companies
     as Marked)                                          (D) 04 Borrowing                 (L) 12 Buying or Holding Securities Owned
                                                         (E) 05 Investments in a                 by the Funds' Trustees or Officers
       [ ]       [ ]       [ ]                                  Single Issuer                    or Directors or Officers of
                                                         (F) 06 Underwriting Securities          Citizens Funds
To vote against a particular proposed change, mark       (G) 07 Concentration             (M) 13 Participating in a Trading
the "FOR ALL (Except as Marked)" box and strike a line   (H) 08 Real Estate, Oil, Gas            Account in Securities
through the sub-proposal you do not wish to vote for.           and Mineral Interests
                                                         (I) 09 Investments in Illiquid
                                                                Securities
------------------------------------------------------------------------------------------------------------------------------------

5(d) Approve changes in the Global Equity Fund's         (A) 01 Investment Objectives     (J) 10 Lending Securities
     fundamental investment restrictions:                (B) 02 Lending                   (K) 11 Investing for the Purpose of
     FOR ALL   AGAINST   ABSTAIN                         (C) 03 Issuance of                      Exercising Control or
     (Except     ALL                                            Senior Securities                Management of Other Companies
     as Marked)                                          (D) 04 Borrowing                 (L) 12 Buying or Holding Securities Owned
                                                         (E) 05 Investments in a                 by the Funds' Trustees or Officers
       [ ]       [ ]       [ ]                                  Single Issuer                    or Directors or Officers of
                                                         (F) 06 Underwriting Securities          Citizens Funds
To vote against a particular proposed change, mark       (G) 07 Concentration             (M) 13 Participating in a Trading
the "FOR ALL (Except as Marked)" box and strike a line   (H) 08 Real Estate, Oil, Gas            Account in Securities
through the sub-proposal you do not wish to vote for.           and Mineral Interests     (N) 14 Investing in Companies that
                                                         (I) 09 Investments in Illiquid          Have Been in Operation for
                                                                Securities                       Less than Three Years
------------------------------------------------------------------------------------------------------------------------------------

5(e) Approve changes in the Income Fund's                (A) 01 Investment Objectives     (J) 10 Lending Securities
     fundamental investment restrictions:                (B) 02 Lending                   (K) 11 Investing for the Purpose of
     FOR ALL   AGAINST   ABSTAIN                         (C) 03 Issuance of                      Exercising Control or
     (Except     ALL                                            Senior Securities                Management of Other Companies
     as Marked)                                          (D) 04 Borrowing                 (L) 12 Buying or Holding Securities Owned
                                                         (E) 05 Investments in a                 by the Funds' Trustees or Officers
       [ ]       [ ]       [ ]                                  Single Issuer                    or Directors or Officers of
                                                         (F) 06 Underwriting Securities          Citizens Funds
To vote against a particular proposed change, mark       (G) 07 Concentration             (M) 13 Participating in a Trading
the "FOR ALL (Except as Marked)" box and strike a line   (H) 08 Real Estate, Oil, Gas            Account in Securities
through the sub-proposal you do not wish to vote for.           and Mineral Interests     (N) 14 Investing in Companies that
                                                         (I) 09 Investments in Illiquid          Have Been in Operation for
                                                                Securities                       Less than Three Years
------------------------------------------------------------------------------------------------------------------------------------

5(f) Approve changes in the Money Market Fund's          (A) 01 Investment Objectives     (J) 10 Lending Securities
     fundamental investment restrictions:                (B) 02 Lending                   (K) 11 Investing for the Purpose of
     FOR ALL   AGAINST   ABSTAIN                         (C) 03 Issuance of                      Exercising Control or
     (Except     ALL                                            Senior Securities                Management of Other Companies
     as Marked)                                          (D) 04 Borrowing                 (L) 12 Buying or Holding Securities Owned
                                                         (E) 05 Investments in a                 by the Funds' Trustees or Officers
       [ ]       [ ]       [ ]                                  Single Issuer                    or Directors or Officers of
                                                         (F) 06 Underwriting Securities          Citizens Funds
To vote against a particular proposed change, mark       (G) 07 Concentration             (M) 13 Participating in a Trading
the "FOR ALL (Except as Marked)" box and strike a line   (H) 08 Real Estate, Oil, Gas            Account in Securities
through the sub-proposal you do not wish to vote for.           and Mineral Interests     (N) 14 Investing in Companies that
                                                         (I) 09 Investments in Illiquid          Have Been in Operation for
                                                                Securities                       Less than Three Years
                                                                                          (O) 15 Money Market Securities
------------------------------------------------------------------------------------------------------------------------------------

6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

     [ ] to vote all Funds FOR, [ ] to vote all Funds AGAINST, [ ] to ABSTAIN votes for all Funds; or vote separately by Fund below.

                         FOR        AGAINST      ABSTAIN                                  FOR        AGAINST      ABSTAIN
Core Growth              [ ]          [ ]          [ ]        Global Equity               [ ]          [ ]          [ ]
Emerging Growth          [ ]          [ ]          [ ]        International Growth        [ ]          [ ]          [ ]
Small Cap Core Growth    [ ]          [ ]          [ ]        Income                      [ ]          [ ]          [ ]
                         FOR        AGAINST      ABSTAIN
Money Market             [ ]          [ ]          [ ]

7. To vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund.

     [ ] to vote all Funds FOR, [ ] to vote all Funds AGAINST, [ ] to ABSTAIN votes for all Funds; or vote separately by Fund below.

                         FOR        AGAINST      ABSTAIN                                  FOR        AGAINST      ABSTAIN
Core Growth              [ ]          [ ]          [ ]        Global Equity               [ ]          [ ]          [ ]
Emerging Growth          [ ]          [ ]          [ ]        International Growth        [ ]          [ ]          [ ]
Small Cap Core Growth    [ ]          [ ]          [ ]        Income                      [ ]          [ ]          [ ]
                         FOR        AGAINST      ABSTAIN
Money Market             [ ]          [ ]          [ ]

1.01    Elect Pablo S. Eisenberg as a Trustee of the Funds
1.02    Elect Martha S. Pope as a Trustee of the Funds
1.03    Elect John L. Shields as a Trustee of the Funds
1.04    Elect Judy Belk as a Trustee of the Funds
1.05    Elect Walter D. Bristol, Jr. as a Trustee of the Funds
1.06    Elect Jeannie H. Diefenderfer as a Trustee of the Funds
2. Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
3.      To vote on an Amended and Restated Management Agreement.
4.      To vote on an Amended and Restated Distribution Plan.
5a.A Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Investment Objectives.
5a.B Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Lending.
5a.C Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Issuance of Senior Securities.
5a.D Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Borrowing.
5a.E Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Investments in a Single Issuer.
5a.F Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Underwriting Securities.
5a.G Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Concentration.
5a.H Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Real Estate, Oil, Gas and Mineral Interests.
5a.I Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Investments in Illiquid Securities.
5a.J Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Lending Securities.
5a.K Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Investing for the Purpose of Exercising Control or Management of Other Companies.
5a.L Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Buying or Holding Securities Owned by the Fund's Trustees or Officers or Directors or Officers of Citizens Funds.
5a.M Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Participating in a Trading Account in Securities.
5a.N Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Investing in Companies that Have Been in Operation for Less than Three Years.
6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders.
7. To vote on the selection of PriceWaterhouseCoopers LLP as the independent certified public accountants for the Fund.

1.01    Elect Pablo S. Eisenberg as a Trustee of the Funds
1.02    Elect Martha S. Pope as a Trustee of the Funds
1.03    Elect John L. Shields as a Trustee of the Funds
1.04    Elect Judy Belk as a Trustee of the Funds
1.05    Elect Walter D. Bristol, Jr. as a Trustee of the Funds
1.06    Elect Jeannie H. Diefenderfer as a Trustee of the Funds
2. Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
3.      To vote on an Amended and Restated Management Agreement.
5a.A Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Investment Objectives.
5a.B Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Lending.
5a.C Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Issuance of Senior Securities.
5a.D Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Borrowing.
5a.E Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Investments in a Single Issuer.
5a.F Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Underwriting Securities.
5a.G Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Concentration.
5a.H Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Real Estate, Oil, Gas and Mineral Interests.
5a.I Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Investments in Illiquid Securities.
5a.J Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Lending Securities.
5a.K Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Investing for the Purpose of Exercising Control or Management of Other Companies.
5a.L Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Buying or Holding Securities Owned by the Fund's Trustees or Officers or Directors or Officers of Citizens Funds.
5a.M Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Participating in a Trading Account in Securities.
5a.N Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Investing in Companies that Have Been in Operation for Less than Three Years.
6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders.
7. To vote on the selection of PriceWaterhouseCoopers LLP as the independent certified public accountants for the Fund.

1.01    Elect Pablo S. Eisenberg as a Trustee of the Funds
1.02    Elect Martha S. Pope as a Trustee of the Funds
1.03    Elect John L. Shields as a Trustee of the Funds
1.04    Elect Judy Belk as a Trustee of the Funds
1.05    Elect Walter D. Bristol, Jr. as a Trustee of the Funds
1.06    Elect Jeannie H. Diefenderfer as a Trustee of the Funds
2. Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
3.      To vote on an Amended and Restated Management Agreement.
4.      To vote on an Amended and Restated Distribution Plan.
5a.A Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Investment Objectives.
5a.B Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Lending.
5a.C Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Issuance of Senior Securities.
5a.D Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Borrowing.
5a.E Approve change in the Citizens Core Growth Fund's fundamental investment restriction on Investments in a Single Issuer.
5a.F Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Underwriting Securities.
5a.G Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Concentration.
5a.H Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Real Estate, Oil, Gas and Mineral Interests.
5a.I Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Investments in Illiquid Securities.
5a.J Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Lending Securities.
5a.K Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Investing for the Purpose of Exercising Control or Management of Other Companies.
5a.L Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Buying or Holding Securities Owned by the Fund's Trustees or Officers or Directors or Officers of Citizens Funds.
5a.M Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Participating in a Trading Account in Securities.
5a.N Approve the change in the Citizens Core Growth Fund's fundamental investment restriction on Investing in Companies that Have Been in Operation for Less than Three Years.
6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders.
7. To vote on the selection of PriceWaterhouseCoopers LLP as the independent certified public accountants for the Fund.

1.01    Elect Pablo S. Eisenberg as a Trustee of the Funds
1.02    Elect Martha S. Pope as a Trustee of the Funds
1.03    Elect John L. Shields as a Trustee of the Funds
1.04    Elect Judy Belk as a Trustee of the Funds
1.05    Elect Walter D. Bristol, Jr. as a Trustee of the Funds
1.06    Elect Jeannie H. Diefenderfer as a Trustee of the Funds
2. Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
3.      To vote on an Amended and Restated Management Agreement.
4.      To vote on an Amended and Restated Distribution Plan.
5b.A Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Investment Objectives.
5b.B Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Lending.
5b.C Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Issuance of Senior Securities.
5b.D Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Borrowing.
5b.E Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Investments in a Single Issuer.
5b.F Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Underwriting Securities.
5b.G Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Concentration.
5b.H Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Real Estate, Oil, Gas and Mineral Interests.
5b.I Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Investments in Illiquid Securities.
5b.J Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Lending Securities.
5b.K Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Investing for the Purpose of Exercising Control or Management of Other Companies.
5b.L Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Buying or Holding Securities Owned by the Fund's Trustees or Officers or Directors or Officers of Citizens Funds.
5b.M Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Participating in a Trading Account in Securities.
6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders.
7. To vote on the selection of PriceWaterhouseCoopers LLP as the independent certified public accountants for the Fund.

1.01    Elect Pablo S. Eisenberg as a Trustee of the Funds
1.02    Elect Martha S. Pope as a Trustee of the Funds
1.03    Elect John L. Shields as a Trustee of the Funds
1.04    Elect Judy Belk as a Trustee of the Funds
1.05    Elect Walter D. Bristol, Jr. as a Trustee of the Funds
1.06    Elect Jeannie H. Diefenderfer as a Trustee of the Funds
2. Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
3.      To vote on an Amended and Restated Management Agreement.
5b.A Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Investment Objectives.
5b.B Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Lending.
5b.C Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Issuance of Senior Securities.
5b.D Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Borrowing.
5b.E Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Investments in a Single Issuer.
5b.F Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Underwriting Securities.
5b.G Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Concentration.
5b.H Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Real Estate, Oil, Gas and Mineral Interests.
5b.I Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Investments in Illiquid Securities.
5b.J Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Lending Securities.
5b.K Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Investing for the Purpose of Exercising Control or Management of Other Companies.
5b.L Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Buying or Holding Securities Owned by the Fund's Trustees or Officers or Directors or Officers of Citizens Funds.
5b.M Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Participating in a Trading Account in Securities.
6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders.
7. To vote on the selection of PriceWaterhouseCoopers LLP as the independent certified public accountants for the Fund.

1.01    Elect Pablo S. Eisenberg as a Trustee of the Funds
1.02    Elect Martha S. Pope as a Trustee of the Funds
1.03    Elect John L. Shields as a Trustee of the Funds
1.04    Elect Judy Belk as a Trustee of the Funds
1.05    Elect Walter D. Bristol, Jr. as a Trustee of the Funds
1.06    Elect Jeannie H. Diefenderfer as a Trustee of the Funds
2. Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
3.      To vote on an Amended and Restated Management Agreement.
4.      To vote on an Amended and Restated Distribution Plan.
5b.A Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Investment Objectives.
5b.B Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Lending.
5b.C Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Issuance of Senior Securities.
5b.D Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Borrowing.
5b.E Approve change in the Citizens Emerging Growth Fund's fundamental investment restriction on Investments in a Single Issuer.
5b.F Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Underwriting Securities.
5b.G Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Concentration.
5b.H Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Real Estate, Oil, Gas and Mineral Interests.
5b.I Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Investments in Illiquid Securities.
5b.J Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Lending Securities.
5b.K Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Investing for the Purpose of Exercising Control or Management of Other Companies.
5b.L Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Buying or Holding Securities Owned by the Fund's Trustees or Officers or Directors or Officers of Citizens Funds.
5b.M Approve the change in the Citizens Emerging Growth Fund's fundamental investment restriction on Participating in a Trading Account in Securities.
6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders.
7. To vote on the selection of PriceWaterhouseCoopers LLP as the independent certified public accountants for the Fund.

1.01    Elect Pablo S. Eisenberg as a Trustee of the Funds
1.02    Elect Martha S. Pope as a Trustee of the Funds
1.03    Elect John L. Shields as a Trustee of the Funds
1.04    Elect Judy Belk as a Trustee of the Funds
1.05    Elect Walter D. Bristol, Jr. as a Trustee of the Funds
1.06    Elect Jeannie H. Diefenderfer as a Trustee of the Funds
2. Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
3.      To vote on an Amended and Restated Management Agreement.
4.      To vote on an Amended and Restated Distribution Plan.
5d.A Approve change in the Citizens Global Equity Fund's fundamental investment restriction on Investment Objectives.
5d.B Approve change in the Citizens Global Equity Fund's fundamental investment restriction on Lending.
5d.C Approve change in the Citizens Global Equity Fund's fundamental investment restriction on Issuance of Senior Securities.
5d.D Approve change in the Citizens Global Equity Fund's fundamental investment restriction on Borrowing.
5d.E Approve change in the Citizens Golbal Equity Fund's fundamental investment restriction on Investments in a Single Issuer.
5d.F Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Underwriting Securities.
5d.G Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Concentration.
5d.H Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Real Estate, Oil, Gas and Mineral Interests.
5d.I Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Investments in Illiquid Securities.
5d.J Approve the change in the Citizens GlobalEquity Fund's fundamental investment restriction on Lending Securities.
5d.K Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Investing for the Purpose of Exercising Control or Management of Other Companies.
5d.L Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Buying or Holding Securities Owned by the Fund's Trustees or Officers or Directors or Officers of Citizens Funds.
5d.M Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Participating in a Trading Account in Securities.
5d.N Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Investing in Companies that Have Been in Operation for Less than Three Years.
6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders.
7. To vote on the selection of PriceWaterhouseCoopers LLP as the independent certified public accountants for the Fund.

1.01    Elect Pablo S. Eisenberg as a Trustee of the Funds
1.02    Elect Martha S. Pope as a Trustee of the Funds
1.03    Elect John L. Shields as a Trustee of the Funds
1.04    Elect Judy Belk as a Trustee of the Funds
1.05    Elect Walter D. Bristol, Jr. as a Trustee of the Funds
1.06    Elect Jeannie H. Diefenderfer as a Trustee of the Funds
2. Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
3.      To vote on an Amended and Restated Management Agreement.
5d.A Approve change in the Citizens Global Equity Fund's fundamental investment restriction on Investment Objectives.
5d.B Approve change in the Citizens Global Equity Fund's fundamental investment restriction on Lending.
5d.C Approve change in the Citizens Global Equity Fund's fundamental investment restriction on Issuance of Senior Securities.
5d.D Approve change in the Citizens Global Equity Fund's fundamental investment restriction on Borrowing.
5d.E Approve change in the Citizens Golbal Equity Fund's fundamental investment restriction on Investments in a Single Issuer.
5d.F Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Underwriting Securities.
5d.G Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Concentration.
5d.H Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Real Estate, Oil, Gas and Mineral Interests.
5d.I Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Investments in Illiquid Securities.
5d.J Approve the change in the Citizens GlobalEquity Fund's fundamental investment restriction on Lending Securities.
5d.K Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Investing for the Purpose of Exercising Control or Management of Other Companies.
5d.L Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Buying or Holding Securities Owned by the Fund's Trustees or Officers or Directors or Officers of Citizens Funds.
5d.M Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Participating in a Trading Account in Securities.
5f.N Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Investing in Companies that Have Been in Operation for Less than Three Years.
6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders.
7. To vote on the selection of PriceWaterhouseCoopers LLP as the independent certified public accountants for the Fund.

1.01    Elect Pablo S. Eisenberg as a Trustee of the Funds
1.02    Elect Martha S. Pope as a Trustee of the Funds
1.03    Elect John L. Shields as a Trustee of the Funds
1.04    Elect Judy Belk as a Trustee of the Funds
1.05    Elect Walter D. Bristol, Jr. as a Trustee of the Funds
1.06    Elect Jeannie H. Diefenderfer as a Trustee of the Funds
2. Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
3.      To vote on an Amended and Restated Management Agreement.
4.      To vote on an Amended and Restated Distribution Plan.
5d.A Approve change in the Citizens Global Equity Fund's fundamental investment restriction on Investment Objectives.
5d.B Approve change in the Citizens Global Equity Fund's fundamental investment restriction on Lending.
5d.C Approve change in the Citizens Global Equity Fund's fundamental investment restriction on Issuance of Senior Securities.
5d.D Approve change in the Citizens Global Equity Fund's fundamental investment restriction on Borrowing.
5d.E Approve change in the Citizens Golbal Equity Fund's fundamental investment restriction on Investments in a Single Issuer.
5d.F Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Underwriting Securities.
5d.G Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Concentration.
5d.H Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Real Estate, Oil, Gas and Mineral Interests.
5d.I Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Investments in Illiquid Securities.
5d.J Approve the change in the Citizens GlobalEquity Fund's fundamental investment restriction on Lending Securities.
5d.K Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Investing for the Purpose of Exercising Control or Management of Other Companies.
5d.L Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Buying or Holding Securities Owned by the Fund's Trustees or Officers or Directors or Officers of Citizens Funds.
5d.M Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Participating in a Trading Account in Securities.
5d.N Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Investing in Companies that Have Been in Operation for Less than Three Years.
6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders.
7. To vote on the selection of PriceWaterhouseCoopers LLP as the independent certified public accountants for the Fund.

1.01    Elect Pablo S. Eisenberg as a Trustee of the Funds
1.02    Elect Martha S. Pope as a Trustee of the Funds
1.03    Elect John L. Shields as a Trustee of the Funds
1.04    Elect Judy Belk as a Trustee of the Funds
1.05    Elect Walter D. Bristol, Jr. as a Trustee of the Funds
1.06    Elect Jeannie H. Diefenderfer as a Trustee of the Funds
2. Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
3.      To vote on an Amended and Restated Management Agreement.
4.      To vote on an Amended and Restated Distribution Plan.
5e.A Approve change in the Citizens Income Fund's fundamental investment restriction on Investment Objectives.
5e.B Approve change in the Citizens Income Fund's fundamental investment restriction on Lending.
5e.C Approve change in the Citizens Income Fund's fundamental investment restriction on Issuance of Senior Securities.
5e.D Approve change in the Citizens Income Fund's fundamental investment restriction on Borrowing.
5e.E Approve change in the Citizens Income Fund's fundamental investment restriction on Investments in a Single Issuer.
5e.F Approve the change in the Citizens Income Fund's fundamental investment restriction on Underwriting Securities.
5e.G Approve the change in the Citizens Income Fund's fundamental investment restriction on Concentration.
5e.H Approve the change in the Citizens Income Fund's fundamental investment restriction on Real Estate, Oil, Gas and Mineral Interests.
5e.I Approve the change in the Citizens Income Fund's fundamental investment restriction on Investments in Illiquid Securities.
5e.J Approve the change in the Citizens Income Fund's fundamental investment restriction on Lending Securities.
5e.K Approve the change in the Citizens Income Fund's fundamental investment restriction on Investing for the Purpose of Exercising Control or Management of Other Companies.
5e.L Approve the change in the Citizens Income Fund's fundamental investment restriction on Buying or Holding Securities Owned by the Fund's Trustees or Officers or Directors or Officers of Citizens Funds.
5e.M Approve the change in the Citizens Income Fund's fundamental investment restriction on Participating in a Trading Account in Securities.
5e.N Approve the change in the Citizens Income Fund's fundamental investment restriction on Investing in Companies that Have Been in Operation for Less than Three Years.
6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders.
7. To vote on the selection of PriceWaterhouseCoopers LLP as the independent certified public accountants for the Fund.

1.01    Elect Pablo S. Eisenberg as a Trustee of the Funds
1.02    Elect Martha S. Pope as a Trustee of the Funds
1.03    Elect John L. Shields as a Trustee of the Funds
1.04    Elect Judy Belk as a Trustee of the Funds
1.05    Elect Walter D. Bristol, Jr. as a Trustee of the Funds
1.06    Elect Jeannie H. Diefenderfer as a Trustee of the Funds
2. Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders.
7. To vote on the selection of PriceWaterhouseCoopers LLP as the independent certified public accountants for the Fund.

1.01    Elect Pablo S. Eisenberg as a Trustee of the Funds
1.02    Elect Martha S. Pope as a Trustee of the Funds
1.03    Elect John L. Shields as a Trustee of the Funds
1.04    Elect Judy Belk as a Trustee of the Funds
1.05    Elect Walter D. Bristol, Jr. as a Trustee of the Funds
1.06    Elect Jeannie H. Diefenderfer as a Trustee of the Funds
2. Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
3.      To vote on an Amended and Restated Management Agreement.
5f.A Approve change in the Citizens Money Market Fund's fundamental investment restriction on Investment Objectives.
5f.B Approve change in the Citizens Money Market Fund's fundamental investment restriction on Lending,
5f.C Approve change in the Citizens Money Market Fund's fundamental investment restriction on Issuance of Senior Securities.
5f.D Approve change in the Citizens Money Market Fund's fundamental investment restriction on Borrowing.
5f.F Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Underwriting Securities.
5f.G Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Concentration.
5f.H Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Real Estate, Oil, Gas and Mineral Interests. 5f.J Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Lending Securities.
5f.K Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Investing for the Purpose of Exercising Control or Management of Other Companies.
5f.L Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Buying or Holding Securities Owned by the Fund's Trustees or Officers or Directors or Officers of Citizens Funds.
5f.M Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Participating in a Trading Account in Securities.
5d.N Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Investing in Companies that Have Been in Operation for Less than Three Years.
5f.O Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Money Market Securities.
6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders.
7. To vote on the selection of PriceWaterhouseCoopers LLP as the independent certified public accountants for the Fund.

1.01    Elect Pablo S. Eisenberg as a Trustee of the Funds
1.02    Elect Martha S. Pope as a Trustee of the Funds
1.03    Elect John L. Shields as a Trustee of the Funds
1.04    Elect Judy Belk as a Trustee of the Funds
1.05    Elect Walter D. Bristol, Jr. as a Trustee of the Funds
1.06    Elect Jeannie H. Diefenderfer as a Trustee of the Funds
2. Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
3.      To vote on an Amended and Restated Management Agreement.
4.      To vote on an Amended and Restated Distribution Plan.
5f.A Approve change in the Citizens Money Market Fund's fundamental investment restriction on Investment Objectives.
5f.B Approve change in the Citizens Money Market Fund's fundamental investment restriction on Lending.
5f.C Approve change in the Citizens Money Market Fund's fundamental investment restriction on Issuance of Senior Securities.
5f.D Approve change in the Citizens Money Market Fund's fundamental investment restriction on Borrowing.
5f.F Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Underwriting Securities.
5f.G Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Concentration.
5f.H Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Real Estate, Oil, Gas and Mineral Interests.
5f.J Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Lending Securities.
5f.K Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Investing for the Purpose of Exercising Control or Management of Other Companies.
5f.L Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Buying or Holding Securities Owned by the Fund's Trustees or Officers or Directors or Officers of Citizens Funds.
5f.M Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Participating in a Trading Account in Securities.
5d.N Approve the change in the Citizens Global Equity Fund's fundamental investment restriction on Investing in Companies that Have Been in Operation for Less than Three Years.
5f.O Approve the change in the Citizens Money Market Fund's fundamental investment restriction on Money Market Securities.
6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders.
7. To vote on the selection of PriceWaterhouseCoopers LLP as the independent certified public accountants for the Fund.

1.01    Elect Pablo S. Eisenberg as a Trustee of the Funds
1.02    Elect Martha S. Pope as a Trustee of the Funds
1.03    Elect John L. Shields as a Trustee of the Funds
1.04    Elect Judy Belk as a Trustee of the Funds
1.05    Elect Walter D. Bristol, Jr. as a Trustee of the Funds
1.06    Elect Jeannie H. Diefenderfer as a Trustee of the Funds
2. Authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
3.      To vote on an Amended and Restated Management Agreement.
4.      To vote on an Amended and Restated Distribution Plan.
5c.A Approve change in the Citizens Small Cap Core Growth Fund's fundamental investment restriction on Investment Objectives.
5c.B Approve change in the Citizens Small Cap Core Growth Fund's fundamental investment restriction on Lending.
5c.C Approve change in the Citizens Small Cap Core Growth Fund's fundamental investment restriction on Issuance of Senior Securities.
5c.D Approve change in the Citizens Small Cap Core Growth Fund's fundamental investment restriction on Borrowing.
5c.E Approve change in the Citizens Small Cap Core Growth Fund's fundamental investment restriction on Investments in a Single Issuer.
5c.F Approve the change in the Citizens Small Cap Core Growth Fund's fundamental investment restriction on Underwriting Securities.
5c.G Approve the change in the Citizens Small Cap Core Growth Fund's fundamental investment restriction on Concentration.
5c.H Approve the change in the Citizens Small Cap Core Growth Fund's fundamental investment restriction on Real Estate, Oil, Gas and Mineral Interests.
5c.I Approve the change in the Citizens Small Cap Core Growth Fund's fundamental investment restriction on Investments in Illiquid Securities.
5c.J Approve the change in the Citizens Small Cap Core Growth Fund's fundamental investment restriction on Lending Securities.
5c.K Approve the change in the Citizens Small Cap Core Growth Fund's fundamental investment restriction on Investing for the Purpose of Exercising Control or Management of Other Companies.
5c.L Approve the change in the Citizens Small Cap Core Growth Fund's fundamental investment restriction on Buying or Holding Securities Owned by the Fund's Trustees or Officers or Directors or Officers of Citizens Funds.
5c.M Approve the change in the Citizens Small Cap Core Growth Fund's fundamental investment restriction on Participating in a Trading Account in Securities.
6. To vote on authorizing the Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders.
7. To vote on the selection of PriceWaterhouseCoopers LLP as the independent certified public accountants for the Fund.

Welcome to Citizens Funds Electronic Proxy Voting:

As a Citizens Funds shareholder, you have the right to vote on certain matters affecting the funds. The proxy statement that you received in the mail outlines the proposals being voted on this year.

You will need the proxy materials mailed to you, including the proxy card with your 14-digit control number. You are encouraged to read the proxy statement you received as a shareholder prior to voting. The proxy package describes the specific details requiring a shareholder vote.

To view the proxy statement in PDF format, click below. Please remember that in order to access the proxy, you will need to download Adobe Acrobat Reader. If you do not have this application, please click on the icon below and download it from the Adobe site. You will need Version 3.0, which is free of charge.

o    Citizens Funds Proxy Statement

Please remember that since your voting instructions are processed in the order in which they are received, if you vote multiple times your last vote received will be the one that counts.

You may cast your vote by any one of the following five methods:

     By Internet

     Simply click Vote Online. Enter the 14-digit control number listed on the proxy card you received in the mail, then follow the on-screen instructions on the web site.

     By Telephone

     Call toll free (800) 597-7836. Enter the 14-digit control number listed on the proxy card, and then follow the recorded instructions.

     By Mail

     Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

     By Fax

     Call the toll-free fax line at (888) 796-9932 and return your proxy card by fax.

     In Person

     Attend the shareholder meeting and cast your vote in person. The Shareholder Meeting will be held at The Charles Hotel in Cambridge, Massachusetts on Monday, May 21, 2001 at 8:30 AM ET.

If you have any questions on voting your proxy, please contact a Shareholder Service Representative at (800) 223-7010. Representatives are available Monday - Friday, 9:00 AM - 8:00 PM, Eastern Time.

http://www.adobe.com/prodindex/acrobat/readstep.html
http://www.adobe.com/prodindex/acrobat/readstep.html

================================================================================
An additional note about Internet voting: You will be leaving the Citizens Funds Site.

Alamo Direct Mail Services Inc. (Alamo) has licensed Citizens Funds, to provide this link to services on the Vote.Proxy-Direct.com web site. Citizens Funds is not associated with Alamo and assumes no responsibility or liability with respect to your use of the online voting, and does not guarantee that the web site will always be accessible to you.

Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your proxy package or the information above for other voting options.

                         Your Proxy Vote is Important!

             And now Citizens Funds makes voting your proxy easier
               than ever - vote by phone, fax or on the Internet.

To vote on the Internet: Read your Proxy Statement and the proposals. Visit www.citizensfunds.com/proxy_voting.shtml and follow the on-screen instructions. You will need the 14-digit control number listed on your Proxy Card.

To vote by phone: Read your Proxy Statement and the proposals. Using a touch tone phone, dial our toll-free automated number (800) 597-7836. You will need your 14-digit control number listed on your Proxy Card to access and vote on the proposals.

To vote by fax: Read your Proxy Statement and the proposals. Dial our toll-free fax line at (888) 796-9932 to return your card via fax.

You may register your vote 24 hours a day by phone, fax or Internet.

Do not mail your Proxy Card when you vote by phone, fax or Internet.


[logo] CITIZENS
       FUNDS(R)   (recycle symbol) Printed on recycled paper with soy-based ink.

[envelope]

[logo] CITIZENS
       FUNDS(R)
280 Oser Avenue
Hauppauge, NY 11788-3610



PROXY MATERIALS ENCLOSED - YOUR VOTE IS IMPORTANT!

Distributed by Citizens Securities, Inc., Portsmouth, NH 03801
                  (recycle symbol) Printed on recycled paper with soy-based ink.

   Vote your Proxy online at http://www.citizensfunds.com/proxy_voting.shtml.